SCHWABFUNDS-Registered TradeMark-




                      SCHWAB
                      TAX-FREE
                      BOND FUNDS









                    Annual Report
                    August 31, 1999

SCHWAB TAX-FREE BOND FUNDS

We're pleased to bring you this annual report for the following funds (the funds) for the one year period ended August 31, 1999:

  - Schwab Short/Intermediate Tax-Free Bond Fund

  - Schwab Long-Term Tax-Free Bond Fund

During the reporting period, the funds continued to attempt to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital. In addition to performance and portfolio information, this report contains information regarding dividends paid by the funds during each fiscal year (or reporting period) since their inceptions.

The SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average portfolio maturity of between two and five years for the portfolio. The SCHWAB LONG-TERM TAX-FREE BOND FUND invests primarily in debt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. Under normal market conditions, the fund seeks to maintain a dollar-weighted average portfolio maturity of 10 years or more for the portfolio.

Income from the funds may be subject to state and local taxes and to the federal alternative minimum tax (AMT).

CONTENTS

---------------------------------------------
A Message from the Chairman                 1
---------------------------------------------
What Every Bond Fund Investor Should
 Know                                       2
---------------------------------------------
Market Overview                             4
---------------------------------------------
Schwab Short/Intermediate Tax-Free Bond
 Fund
  FUND PERFORMANCE                          8
  PORTFOLIO SNAPSHOT                       10
---------------------------------------------
Schwab Long-Term Tax-Free Bond Fund
  FUND PERFORMANCE                         12
  PORTFOLIO SNAPSHOT                       14
---------------------------------------------
Dividends Paid                             16
---------------------------------------------
The Portfolio Management Team              17
---------------------------------------------
Fund Discussion                            18
---------------------------------------------
Glossary                                   21
---------------------------------------------
Financial Statements and Notes             24
---------------------------------------------

A MESSAGE FROM THE CHAIRMAN

Dear Shareholder,
[PHOTO]

During the past several years, the benefits of investing have been readily apparent, while the risks have been somewhat less obvious. Over the past several months, however, investors have witnessed sharp drops and big recoveries, sometimes within the same day. After enjoying favorable market conditions for the past several years, investors have had to adjust to significant economic and political developments, both here and abroad, that have contributed to rapid sentiment swings and market turbulence. These developments have been accentuated by the lingering expectation that stock prices are long overdue for a correction according to several traditional, widely followed indicators. In spite of this recent volatility, however, the U.S. markets continue to flourish, boosted by record low inflation, solid economic growth, low interest rates, a strong dollar and an influx of money from investors.

All these trends serve to remind us that although the market's extreme ups and downs can be harrowing, they are a natural part of market dynamics. That's why we think it's a good time to reaffirm one of our primary investment principles: regardless of short-term market trends, our philosophy has always been that REGULAR INVESTING is the best strategy over the long term. And your investment in a bond fund may play an important role in your asset allocation plan. We've included some guidelines on the following pages that address some things you should know about bond funds. You might also find that more than one kind of bond fund may be appropriate for you, depending on your goals and financial situation. As always, feel free to contact us if you have any questions.

The support of investors like you has helped SchwabFunds-Registered Trademark-become one of the largest and fastest-growing mutual fund families in the nation. Charles Schwab Investment Management (CSIM), the investment adviser, now manages assets approaching $100 billion on behalf of more than 4.7 million accounts. We offer a broad spectrum of 40 mutual funds for investors with varying financial situations and goals.

Thank you for your investment in SchwabFunds. We continue to do our best to warrant the trust you have placed in us.

Sincerely,

/s/ Charles R. Schwab
Charles R. Schwab
August 31, 1999

 YEAR 2000 ISSUES

  One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

  The investment adviser is taking steps to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. It is impossible to know in advance, however, exactly how this issue will affect fund administration, fund performance or securities markets in general.

WHAT EVERY BOND FUND INVESTOR SHOULD KNOW

WHY ASSET ALLOCATION MATTERS

As most investors know, one of the most compelling reasons to invest in a mutual fund is diversification. By allocating your assets across many different securities, a mutual fund helps reduce the risk that you might otherwise encounter by owning just a few individual stocks or bonds.

Don't forget, however, that diversification across your portfolio is just as important as diversification within the mutual funds you own. As you probably know, stocks historically have offered higher long-term returns than other asset classes, such as bonds or cash, but those returns have come at the price of higher volatility. To help mitigate some of that risk, many investors often include at least some bonds and cash in their portfolios.

THE ROLE OF BONDS IN A BALANCED PORTFOLIO

Maintaining the right mix of asset classes--stocks, bonds and cash--in your portfolio is a smart strategy for every investor. In fact, asset allocation is one of the most important factors in determining overall portfolio performance. Over time, a portfolio composed of stocks and bonds can provide competitive returns compared with an all-stock portfolio, but with less risk for you. And over the long term, bond funds typically pay a higher return than even the highest-yielding cash reserves, although with increased risk. Of course, past performance is no guarantee of future results.

WHY BOND FUNDS?

Investing in bond funds can provide several advantages over investing in individual bonds:

DIVERSIFICATION: Bond funds can invest across a broad segment of the bond market and can provide automatic diversification within one asset class.

PROFESSIONAL MANAGEMENT: Bond funds are managed by investment professionals who know and understand the intricacies of the bond market and its operations.

SIMPLICITY: Bond funds can be a good choice for investors who lack the time or expertise to actively manage a bond portfolio.

LOW MINIMUM INITIAL INVESTMENT: At Schwab you can invest in a bond fund with just $1,000.

CONVENIENCE: SchwabFunds bond fund investors can make purchases and redemptions at any time without transaction fees and without having to wait until an individual bond matures.

FLEXIBILITY: Dividends and/or capital gains can be reinvested or paid in cash.

LOW COSTS: By trading in large (institutional) blocks, funds can get much better execution, which can lower trading costs and increase total returns.

BOND INDEX FUNDS

Schwab's bond index funds seek to track the total returns of broadly diversified bond indices. And because index funds generally have lower portfolio turnover and fewer transactions--and therefore lower trading costs--you could potentially realize higher returns.

Bond index funds offer some of the same benefits as equity index funds, including broad diversification, lower expenses, consistent investment style and straightforward choices. In addition, certain bond index funds can also provide the added benefit of high credit quality investments. Schwab's bond index funds are designed to maintain high credit quality standards because the indices they seek to track primarily comprise U.S. Treasuries, government agency securities and government agency mortgage-backed securities; the remaining bonds in the indices are investment-grade corporate bonds rated AAA through BBB, the four highest credit ratings.

TAX CONSIDERATIONS

If you're in a high tax bracket, investing in tax-free or municipal bond funds may help take a bite out of your tax bill. And, if you live in a state with a high personal state income tax or other personal tax, you may be better served by choosing a double tax-free fund that provides income free from federal, state and, in some cases, local income taxes.*

SCHWAB BOND FUNDS

Schwab offers a variety of bond funds, summarized below. When evaluating a bond fund for potential investment, you should consider your attitude toward risk and return, as well as your income tax bracket.

TAXABLE BOND FUNDS

SCHWAB YIELDPLUS FUND-TM- seeks to invest in fixed-income securities and its overall portfolio is managed to maintain an average maturity of one year or less.

SCHWAB SHORT-TERM BOND MARKET INDEX FUND seeks to track the Lehman Brothers Short Mutual Fund (1-5 Year) Government/Corporate Bond Index. This index represents the performance of U.S. government, U.S. corporate bonds and dollar denominated foreign issues that have average maturities between one and five years.

SCHWAB TOTAL BOND MARKET INDEX FUND seeks to track the Lehman Brothers Aggregate Bond Index. This index is a broad-based index covering investment-grade bonds with maturities greater than one year.

TAX-FREE BOND FUNDS

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB LONG-TERM TAX-FREE BOND FUND invests in municipal bonds with dollar-weighted average maturities of 10 years or more. It is designed to provide higher tax-free income than is usually available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturities of two to five years. Its share price will generally be less volatile than that of longer-term bond funds but will generally provide lower returns.

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND invests primarily in California municipal bonds with dollar-weighted average maturity of 10 years or longer. It is designed to provide higher tax-free income than is available with shorter-term funds; however, its net asset value may be more volatile than that of shorter-term bond funds.

If you would like more information on any of these funds, please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call us toll free at 800-435-4000 and request a free prospectus, which contains more information, including fees and expenses. Please be sure to read the prospectus before investing.

WE MAKE IT EASY TO INVEST

We try to make it easy and convenient for you to invest in SchwabFunds-Registered Trademark-. Our automated methods allow you to invest or transfer money to your Schwab account on a regular basis; you can invest through our Web site at WWW.SCHWAB.COM/SCHWABFUNDS; through our automated touch-tone telephone service, TeleBroker,-Registered Trademark- by calling 800-272-4922; or you can also visit us in person at any of our nationwide branches.

 KEEPING YOU INFORMED

 One of our top priorities at Charles Schwab is to keep you informed about your investments and potential opportunities in the marketplace. For a wealth of information about our investment philosophy and funds, as well as about the market and economic environment, visit our Web site:
 WWW.SCHWAB.COM/SCHWABFUNDS.

*Some investors may be subject to the alternative minimum tax (AMT); consult your tax advisor.

MARKET OVERVIEW

U.S. ECONOMIC GROWTH

The U.S. economy, as measured by gross domestic product (GDP), continued its lengthy expansion with a strong real growth rate of 3.9% for the year ended June 1999--a rate in excess of the Federal Reserve's estimate of the long-term maximum sustainable non-inflationary growth rate.

The slower second quarter growth rate of 1.6%, reflecting the drag from a bloated trade deficit, marks the 33rd consecutive quarter of positive growth--the longest peacetime expansion ever. Strong consumer spending leveraged by record domestic stock market levels and its associated wealth effect continued to provide momentum for this historic expansion, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

REAL GROSS DOMESTIC PRODUCT                    REAL GDP
QUARTERLY PERCENTAGE CHANGE (ANNUALIZED RATE)
Q1 1990                                           3.90%
Q2 1990                                           1.20%
Q3 1990                                          -1.90%
Q4 1990                                          -4.00%
Q1 1991                                          -2.10%
Q2 1991                                           1.80%
Q3 1991                                           1.00%
Q4 1991                                           1.00%
Q1 1992                                           4.70%
Q2 1992                                           2.50%
Q3 1992                                           3.00%
Q4 1992                                           4.30%
Q1 1993                                           0.10%
Q2 1993                                           2.00%
Q3 1993                                           2.10%
Q4 1993                                           5.30%
Q1 1994                                           3.00%
Q2 1994                                           4.70%
Q3 1994                                           1.80%
Q4 1994                                           3.60%
Q1 1995                                           1.70%
Q2 1995                                           0.40%
Q3 1995                                           3.30%
Q4 1995                                           2.80%
Q1 1996                                           3.30%
Q2 1996                                           6.10%
Q3 1996                                           2.10%
Q4 1996                                           4.20%
Q1 1997                                           4.20%
Q2 1997                                           4.00%
Q3 1997                                           4.20%
Q4 1997                                           3.00%
Q1 1998                                           5.50%
Q2 1998                                           1.80%
Q3 1998                                           3.70%
Q4 1998                                           6.00%
Q1 1999                                           4.30%
Q2 1999                                           1.60%
Source: Bloomberg L.P.

The consensus of most economists is that the U.S. economy appears poised for continued growth, but at a more moderate pace than the 4.3% rate experienced during 1998. High levels of consumer confidence and spending, low interest rates, rising real wages and strong gains in stock prices have been the principal factors continuing this lengthy expansion.

Last year's concerns over the impact of international economic problems have been displaced by concerns over imbalances in the domestic economy, namely the surging current account (trade) deficit, record high stock valuations, and the negative savings rate. Looking ahead, the behavior of domestic consumers in response to continued stock market volatility may also be a key determinant of whether the economy continues on its current course or softens throughout the remainder of 1999, in our opinion.

UNEMPLOYMENT

August's unemployment rate of 4.2% was a 28-year low. Labor markets continue to be extremely tight in many areas of the country. Growth in the labor force has slowed, and there continues to be concern that wage and benefits increases may begin to put more pressure on labor costs (refer to Employment Cost Index on the next page).

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S. UNEMPLOYMENT RATE
Jan-90                  5.40%
Feb-90                  5.30%
Mar-90                  5.20%
Apr-90                  5.40%
May-90                  5.40%
Jun-90                  5.20%
Jul-90                  5.50%
Aug-90                  5.70%
Sep-90                  5.90%
Oct-90                  5.90%
Nov-90                  6.20%
Dec-90                  6.30%
Jan-91                  6.40%
Feb-91                  6.60%
Mar-91                  6.80%
Apr-91                  6.70%
May-91                  6.90%
Jun-91                  6.90%
Jul-91                  6.80%
Aug-91                  6.90%
Sep-91                  6.90%
Oct-91                  7.00%
Nov-91                  7.00%
Dec-91                  7.30%
Jan-92                  7.30%
Feb-92                  7.40%
Mar-92                  7.40%
Apr-92                  7.40%
May-92                  7.60%
Jun-92                  7.80%
Jul-92                  7.70%
Aug-92                  7.60%
Sep-92                  7.60%
Oct-92                  7.30%
Nov-92                  7.40%
Dec-92                  7.40%
Jan-93                  7.30%
Feb-93                  7.10%
Mar-93                  7.00%
Apr-93                  7.10%
May-93                  7.10%
Jun-93                  7.00%
Jul-93                  6.90%
Aug-93                  6.80%
Sep-93                  6.70%
Oct-93                  6.80%
Nov-93                  6.60%
Dec-93                  6.50%
Jan-94                  6.80%
Feb-94                  6.60%
Mar-94                  6.50%
Apr-94                  6.40%
May-94                  6.10%
Jun-94                  6.10%
Jul-94                  6.30%
Aug-94                  6.00%
Sep-94                  5.80%
Oct-94                  5.80%
Nov-94                  5.60%
Dec-94                  5.50%
Jan-95                  5.60%
Feb-95                  5.40%
Mar-95                  5.30%
Apr-95                  5.80%
May-95                  5.80%
Jun-95                  5.60%
Jul-95                  5.60%
Aug-95                  5.70%
Sep-95                  5.60%
Oct-95                  5.50%
Nov-95                  5.70%
Dec-95                  5.60%
Jan-96                  5.60%
Feb-96                  5.50%
Mar-96                  5.60%
Apr-96                  5.50%
May-96                  5.60%
Jun-96                  5.30%
Jul-96                  5.50%
Aug-96                  5.10%
Sep-96                  5.20%
Oct-96                  5.20%
Nov-96                  5.30%
Dec-96                  5.40%
Jan-97                  5.30%
Feb-97                  5.30%
Mar-97                  5.10%
Apr-97                  5.00%
May-97                  4.70%
Jun-97                  5.00%
Jul-97                  4.70%
Aug-97                  4.90%
Sep-97                  4.70%
Oct-97                  4.70%
Nov-97                  4.60%
Dec-97                  4.70%
Jan-98                  4.50%
Feb-98                  4.60%
Mar-98                  4.60%
Apr-98                  4.30%
May-98                  4.30%
Jun-98                  4.50%
Jul-98                  4.50%
Aug-98                  4.50%
Sep-98                  4.50%
Oct-98                  4.50%
Nov-98                  4.40%
Dec-98                  4.30%
Jan-99                  4.30%
Feb-99                  4.40%
Mar-99                  4.20%
Apr-99                  4.30%
May-99                  4.20%
Jun-99                  4.30%
Jul-99                  4.30%
Aug-99                  4.20%
Source: BLOOMBERG L.P.

INFLATION

Price inflation continued to remain well contained, in our opinion. The CPI rose just 2.3% for the year ended August 1999. Its core rate (which excludes the more volatile food and energy components) rose 1.9%. The GDP price deflator, the broadest measure of inflation, indicated prices rising at an annual rate of 1.2% for year ended June 1999. The Employment Cost Index, which measures inflation in wages, salaries and benefits was also well contained, increasing 3.2% for the year ended June 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

MEASURES OF INFLATION    QUARTERLY     MONTHLY
                         EMPLOYMENT   CONSUMER
                         COST INDEX  PRICE INDEX
Jan-90                         5.5%         5.2%
Feb-90                         5.5%         5.3%
Mar-90                         5.5%         5.2%
Apr-90                         5.4%         4.7%
May-90                         5.4%         4.4%
Jun-90                         5.4%         4.7%
Jul-90                         5.2%         4.8%
Aug-90                         5.2%         5.6%
Sep-90                         5.2%         6.2%
Oct-90                         4.9%         6.3%
Nov-90                         4.9%         6.3%
Dec-90                         4.9%         6.1%
Jan-91                         4.6%         5.7%
Feb-91                         4.6%         5.3%
Mar-91                         4.6%         4.9%
Apr-91                         4.6%         4.9%
May-91                         4.6%         5.0%
Jun-91                         4.6%         4.7%
Jul-91                         4.3%         4.4%
Aug-91                         4.3%         3.8%
Sep-91                         4.3%         3.4%
Oct-91                         4.3%         2.9%
Nov-91                         4.3%         3.0%
Dec-91                         4.3%         3.1%
Jan-92                         4.0%         2.6%
Feb-92                         4.0%         2.8%
Mar-92                         4.0%         3.2%
Apr-92                         3.6%         3.2%
May-92                         3.6%         3.0%
Jun-92                         3.6%         3.1%
Jul-92                         3.5%         3.2%
Aug-92                         3.5%         3.1%
Sep-92                         3.5%         3.0%
Oct-92                         3.5%         3.2%
Nov-92                         3.5%         3.0%
Dec-92                         3.5%         2.9%
Jan-93                         3.5%         3.3%
Feb-93                         3.5%         3.2%
Mar-93                         3.5%         3.1%
Apr-93                         3.6%         3.2%
May-93                         3.6%         3.2%
Jun-93                         3.6%         3.0%
Jul-93                         3.6%         2.8%
Aug-93                         3.6%         2.8%
Sep-93                         3.6%         2.7%
Oct-93                         3.5%         2.8%
Nov-93                         3.5%         2.7%
Dec-93                         3.5%         2.7%
Jan-94                         3.2%         2.5%
Feb-94                         3.2%         2.5%
Mar-94                         3.2%         2.5%
Apr-94                         3.2%         2.4%
May-94                         3.2%         2.3%
Jun-94                         3.2%         2.5%
Jul-94                         3.2%         2.8%
Aug-94                         3.2%         2.9%
Sep-94                         3.2%         3.0%
Oct-94                         3.0%         2.6%
Nov-94                         3.0%         2.7%
Dec-94                         3.0%         2.7%
Jan-95                         2.9%         2.8%
Feb-95                         2.9%         2.9%
Mar-95                         2.9%         2.9%
Apr-95                         2.9%         3.1%
May-95                         2.9%         3.2%
Jun-95                         2.9%         3.0%
Jul-95                         2.7%         2.8%
Aug-95                         2.7%         2.6%
Sep-95                         2.7%         2.5%
Oct-95                         2.7%         2.8%
Nov-95                         2.7%         2.6%
Dec-95                         2.7%         2.5%
Jan-96                         2.8%         2.7%
Feb-96                         2.8%         2.7%
Mar-96                         2.8%         2.8%
Apr-96                         2.9%         2.9%
May-96                         2.9%         2.9%
Jun-96                         2.9%         2.8%
Jul-96                         2.8%         3.0%
Aug-96                         2.8%         2.9%
Sep-96                         2.8%         3.0%
Oct-96                         2.9%         3.0%
Nov-96                         2.9%         3.3%
Dec-96                         2.9%         3.3%
Jan-97                         2.9%         3.0%
Feb-97                         2.9%         3.0%
Mar-97                         2.9%         2.8%
Apr-97                         2.8%         2.5%
May-97                         2.8%         2.2%
Jun-97                         2.8%         2.3%
Jul-97                         3.0%         2.2%
Aug-97                         3.0%         2.2%
Sep-97                         3.0%         2.2%
Oct-97                         3.3%         2.1%
Nov-97                         3.3%         1.8%
Dec-97                         3.3%         1.7%
Jan-98                         3.3%         1.6%
Feb-98                         3.3%         1.4%
Mar-98                         3.3%         1.4%
Apr-98                         3.5%         1.4%
May-98                         3.5%         1.7%
Jun-98                         3.5%         1.7%
Jul-98                         3.7%         1.7%
Aug-98                         3.7%         1.6%
Sep-98                         3.7%         1.5%
Oct-98                         3.4%         1.5%
Nov-98                         3.4%         1.5%
Dec-98                         3.4%         1.6%
Jan-99                         3.0%         1.7%
Feb-99                         3.0%         1.6%
Mar-99                         3.0%         1.7%
Apr-99                         3.2%         2.3%
May-99                         3.2%         2.1%
Jun-99                         3.2%         2.0%
Jul-99                                      2.1%
Aug-99                                      2.3%
Source: Bloomberg L.P.

Although there seems to be little evidence of accelerating core inflation, the Federal Reserve has expressed concern that should labor markets continue to tighten, increases in wages may outpace productivity growth. In that ' environment, productivity growth can become particularly critical, as it enables companies to pay higher wages without raising prices. Non-farm productivity grew 2.2% in 1998 and at a 2.1% annualized rate in the first half of 1999, continuing a healthy trend that began in 1996.*

ASSET CLASS PERFORMANCE

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

TOTAL RETURN PERFORMANCE                MSCI-EAFE  S&P 500  RUSSELL 2000  LEHMAN BROTHERS
GROWTH OF A HYPOTHETICAL $1 INVESTMENT    INDEX     INDEX      INDEX         AGGREGATE
                                                                            BOND INDEX
Aug-98                                     $1.000   $1.000        $1.000           $1.000
Sep-98                                     $0.969   $1.064        $1.078           $1.023
Oct-98                                     $1.070   $1.151        $1.122           $1.018
Nov-98                                     $1.125   $1.220        $1.181           $1.024
Dec-98                                     $1.170   $1.291        $1.254           $1.027
Jan-99                                     $1.166   $1.345        $1.271           $1.034
Feb-99                                     $1.138   $1.303        $1.168           $1.016
Mar-99                                     $1.186   $1.355        $1.186           $1.022
Apr-99                                     $1.234   $1.407        $1.292           $1.025
May-99                                     $1.170   $1.374        $1.311           $1.016
Jun-99                                     $1.216   $1.450        $1.371           $1.013
Jul-99                                     $1.252   $1.405        $1.333           $1.008
Aug-99                                     $1.257   $1.398        $1.284           $1.008
COMPILED BY CHARLES SCHWAB & CO., INC.

Large-cap domestic stocks, as represented by the S&P 500-Registered Trademark-Index, continued to be the strongest performing asset class, achieving a total return of 39.8% for year ended August 1999. Within the S&P 500, growth stocks continued to be the strongest performing style for the period. Small-cap stocks as represented by the Russell 2000-Registered Trademark- Index, also produced a return of 28.4%.

Assisted by the rebound in Asian markets, international stock returns, as represented by the MSCI-EAFE-Registered Trademark- Index, produced a total return of 25.7% for the one-year reporting period.

* Source: Bloomberg L.P.

Reflecting the rise in intermediate- and long-term interest rates, fixed income returns were generally flat for the period. Bond returns, as represented by the Lehman Brothers Aggregate Bond Index, were 0.8% for the one-year reporting period.

U.S. EQUITY VALUATION

The price/earnings ratio for the S&P 500-Registered Trademark- Index reached record highs during the reporting period and ended the period at a lofty 31.2 times earnings, more than twice its long-term average. The price/earnings ratio, also known as a multiple, is the price of a stock divided by its earnings per share, and generally indicates how much investors are willing to pay for a company's earning potential. Based on other traditional market valuation measures such as the price-to-book value ratio or dividend yield, the U.S. stock market continues to remain at record high valuation levels.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

S&P 500 PRICE/EARNINGS RATIO
Jan-90                        14.37
Feb-90                        14.21
Mar-90                        14.77
Apr-90                        14.82
May-90                        15.84
Jun-90                        16.66
Jul-90                        16.65
Aug-90                        15.57
Sep-90                        14.90
Oct-90                        14.36
Nov-90                        14.59
Dec-90                        15.19
Jan-91                        14.95
Feb-91                        16.82
Mar-91                        17.48
Apr-91                        17.85
May-91                        17.92
Jun-91                        17.96
Jul-91                        18.07
Aug-91                        19.72
Sep-91                        19.88
Oct-91                        19.92
Nov-91                        21.02
Dec-91                        21.85
Jan-92                        23.35
Feb-92                        23.83
Mar-92                        25.45
Apr-92                        25.51
May-92                        25.71
Jun-92                        25.08
Jul-92                        25.61
Aug-92                        25.50
Sep-92                        24.37
Oct-92                        23.94
Nov-92                        24.08
Dec-92                        24.01
Jan-93                        24.20
Feb-93                        24.25
Mar-93                        24.22
Apr-93                        23.20
May-93                        23.21
Jun-93                        22.58
Jul-93                        22.52
Aug-93                        23.02
Sep-93                        23.74
Oct-93                        23.97
Nov-93                        22.55
Dec-93                        23.55
Jan-94                        22.98
Feb-94                        21.17
Mar-94                        20.34
Apr-94                        20.10
May-94                        20.16
Jun-94                        19.76
Jul-94                        18.64
Aug-94                        18.90
Sep-94                        18.26
Oct-94                        17.55
Nov-94                        16.58
Dec-94                        16.98
Jan-95                        16.23
Feb-95                        16.20
Mar-95                        16.50
Apr-95                        16.02
May-95                        16.43
Jun-95                        16.82
Jul-95                        16.55
Aug-95                        16.18
Sep-95                        16.86
Oct-95                        16.18
Nov-95                        17.14
Dec-95                        17.41
Jan-96                        18.11
Feb-96                        18.56
Mar-96                        18.94
Apr-96                        19.16
May-96                        19.48
Jun-96                        19.30
Jul-96                        18.31
Aug-96                        18.62
Sep-96                        19.75
Oct-96                        19.60
Nov-96                        21.05
Dec-96                        20.70
Jan-97                        20.55
Feb-97                        20.98
Mar-97                        19.87
Apr-97                        20.24
May-97                        21.43
Jun-97                        22.45
Jul-97                        23.92
Aug-97                        22.64
Sep-97                        24.00
Oct-97                        22.84
Nov-97                        24.02
Dec-97                        24.51
Jan-98                        24.99
Feb-98                        26.44
Mar-98                        27.76
Apr-98                        26.51
May-98                        26.12
Jun-98                        27.09
Jul-98                        26.78
Aug-98                        22.77
Sep-98                        24.23
Oct-98                        27.58
Nov-98                        30.14
Dec-98                        31.97
Jan-99                        33.29
Feb-99                        32.65
Mar-99                        33.78
Apr-99                        33.90
May-99                        32.74
Jun-99                        34.70
Jul-99                        31.62
Aug-99                        31.21
30-Year Average               15.26
Source: BLOOMBERG L.P.

TREASURY BOND YIELDS

Continuing a trend which began in October 1998, both long-term and intermediate-term rates climbed during the reporting period. Scaled back concerns about the impact of international economic problems and the continued growth of the domestic economy, were the primary drivers of this upward trend in yields, in our opinion.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR TREASURY BOND YIELDS  30-YEAR TREASURY BOND YIELD  FIVE-YEAR TREASURY NOTE YIELD
8/27/1998                                                         5.34%                          4.90%
9/4/1998                                                          5.29%                          4.89%
9/11/1998                                                         5.23%                          4.65%
9/18/1998                                                         5.15%                          4.52%
9/25/1998                                                         5.11%                          4.37%
10/2/1998                                                         4.84%                          4.08%
10/9/1998                                                         5.12%                          4.46%
10/16/1998                                                        4.98%                          4.04%
10/23/1998                                                        5.18%                          4.30%
10/30/1998                                                        5.16%                          4.23%
11/6/1998                                                         5.39%                          4.59%
11/13/1998                                                        5.25%                          4.50%
11/20/1998                                                        5.22%                          4.60%
11/27/1998                                                        5.16%                          4.59%
12/4/1998                                                         5.04%                          4.39%
12/11/1998                                                        5.02%                          4.39%
12/18/1998                                                        5.00%                          4.36%
12/25/1998                                                        5.22%                          4.71%
1/1/1999                                                          5.10%                          4.54%
1/8/1999                                                          5.27%                          4.73%
1/15/1999                                                         5.11%                          4.55%
1/22/1999                                                         5.08%                          4.52%
1/29/1999                                                         5.09%                          4.55%
2/5/1999                                                          5.35%                          4.86%
2/12/1999                                                         5.42%                          4.96%
2/19/1999                                                         5.39%                          4.99%
2/26/1999                                                         5.58%                          5.22%
3/5/1999                                                          5.60%                          5.22%
3/12/1999                                                         5.53%                          5.06%
3/19/1999                                                         5.56%                          5.08%
3/26/1999                                                         5.59%                          5.08%
4/2/1999                                                          5.46%                          4.96%
4/9/1999                                                          5.46%                          4.96%
4/16/1999                                                         5.57%                          5.11%
4/23/1999                                                         5.60%                          5.14%
4/30/1999                                                         5.66%                          5.21%
5/7/1999                                                          5.81%                          5.37%
5/14/1999                                                         5.92%                          5.50%
5/21/1999                                                         5.75%                          5.43%
5/28/1999                                                         5.83%                          5.58%
6/4/1999                                                          5.96%                          5.73%
6/11/1999                                                         6.16%                          5.91%
6/18/1999                                                         5.97%                          5.73%
6/25/1999                                                         6.15%                          5.89%
7/2/1999                                                          6.00%                          5.69%
7/9/1999                                                          6.00%                          5.69%
7/16/1999                                                         5.88%                          5.55%
7/23/1999                                                         6.03%                          5.69%
7/30/1999                                                         6.10%                          5.79%
8/6/1999                                                          6.18%                          5.91%
8/13/1999                                                         6.10%                          5.86%
8/20/1999                                                         5.99%                          5.77%
8/27/1999                                                         5.98%                          5.77%
Source: BLOOMBERG L.P.

MUNICIPAL BOND YIELDS

As was the case with Treasury yields, municipal bond yields appeared to end their longer-term decline in the third quarter of 1998, settled into a narrow trading range during the first six-months of the reporting period, and then advanced upward from March through August 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR AND FIVE-YEAR AAA GENERAL OBLIGATION  BOND BUYER 30 MUNI BOND YIELDS  FIVE-YEAR AAA GO MUNI BOND YIELDS
MUNICIPAL BOND YIELDS
8/28/98                                                                4.86%                              3.92%
9/4/98                                                                 5.25%                              3.89%
9/11/98                                                                5.22%                              3.87%
9/18/98                                                                5.18%                              3.81%
9/25/98                                                                5.16%                              3.79%
10/2/98                                                                5.01%                              3.70%
10/9/98                                                                5.27%                              3.71%
10/16/98                                                               5.20%                              3.67%
10/23/98                                                               5.36%                              3.73%
10/30/98                                                               5.34%                              3.70%
11/6/98                                                                5.44%                              3.78%
11/13/98                                                               5.36%                              3.77%
11/20/98                                                               5.29%                              3.74%
11/27/98                                                               5.28%                              3.74%
12/4/98                                                                5.26%                              3.73%
12/11/98                                                               5.24%                              3.73%
12/18/98                                                               5.29%                              3.74%
12/25/98                                                               5.42%                              3.79%
1/1/99                                                                 5.34%                              3.77%
1/8/99                                                                 5.41%                              3.83%
1/15/99                                                                5.36%                              3.76%
1/22/99                                                                5.29%                              3.71%
1/29/99                                                                5.21%                              3.63%
2/5/99                                                                 5.32%                              3.66%
2/12/99                                                                5.32%                              3.64%
2/19/99                                                                5.29%                              3.65%
2/26/99                                                                5.33%                              3.70%
3/5/99                                                                 5.44%                              3.73%
3/12/99                                                                5.39%                              3.82%
3/19/99                                                                5.30%                              3.81%
3/26/99                                                                5.34%                              3.84%
4/2/99                                                                 5.43%                              3.88%
4/9/99                                                                 5.35%                              3.83%
4/16/99                                                                5.39%                              3.76%
4/23/99                                                                5.43%                              3.78%
4/30/99                                                                5.47%                              3.80%
5/7/99                                                                 5.57%                              3.85%
5/14/99                                                                5.65%                              3.90%
5/21/99                                                                5.59%                              3.89%
5/28/99                                                                5.62%                              4.00%
6/4/99                                                                 5.70%                              4.07%
6/11/99                                                                5.90%                              4.25%
6/18/99                                                                5.72%                              4.30%
6/25/99                                                                5.93%                              4.40%
7/2/99                                                                 5.86%                              4.39%
7/9/99                                                                 5.85%                              4.35%
7/16/99                                                                5.76%                              4.28%
7/23/99                                                                5.81%                              4.29%
7/30/99                                                                5.94%                              4.31%
8/6/99                                                                 6.06%                              4.40%
8/13/99                                                                6.30%                              4.44%
8/20/99                                                                6.34%                              4.47%
8/27/99                                                                6.16%                              4.38%
Source: BLOOMBERG L.P.

The ratio of municipal to Treasury bond yields reached new highs during October, a result of strong investor demand for Treasury securities typically referred to as the "flight to quality." Later in the reporting period, as investors' concerns over international economic problems subsided, this ratio backed off from its October highs.

This reversal was most pronounced for shorter maturities (refer to the five year ratio below)--a result of strong retail investor demand. At the close of the reporting period, long-term municipal bond yields continued to be very attractive relative to Treasury yields. This was largely due to a function of supply and demand conditions in the municipal bond market.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

RATIO OF MUNICIPAL BOND YIELDS TO  30-YEAR BOND YIELDS  FIVE-YEAR BOND YIELDS
TREASURY BOND YIELDS FOR
30-YEAR AND FIVE-YEAR BONDS
8/28/98                                          91.0%                  80.0%
9/4/98                                           99.3%                  79.5%
9/11/98                                          99.8%                  83.3%
9/18/98                                         100.6%                  84.4%
9/25/98                                         101.0%                  86.8%
10/2/98                                         103.5%                  90.6%
10/9/98                                         103.0%                  83.1%
10/16/98                                        104.5%                  90.8%
10/23/98                                        103.5%                  86.7%
10/30/98                                        103.5%                  87.4%
11/6/98                                         101.0%                  82.3%
11/13/98                                        102.1%                  83.7%
11/20/98                                        101.4%                  81.4%
11/27/98                                        102.3%                  81.4%
12/4/98                                         104.4%                  85.0%
12/11/98                                        104.3%                  85.0%
12/18/98                                        105.8%                  85.7%
12/25/98                                        103.9%                  80.5%
1/1/99                                          104.8%                  83.0%
1/8/99                                          102.6%                  80.9%
1/15/99                                         105.0%                  82.6%
1/22/99                                         104.1%                  82.1%
1/29/99                                         102.4%                  79.8%
2/5/99                                           99.5%                  75.3%
2/12/99                                          98.1%                  73.3%
2/19/99                                          98.2%                  73.1%
2/26/99                                          95.6%                  70.9%
3/5/99                                           97.2%                  71.4%
3/12/99                                          97.5%                  75.6%
3/19/99                                          95.3%                  75.0%
3/26/99                                          95.5%                  75.7%
4/2/99                                           99.5%                  78.3%
4/9/99                                           98.0%                  77.3%
4/16/99                                          96.7%                  73.6%
4/23/99                                          97.0%                  73.6%
4/30/99                                          96.6%                  72.9%
5/7/99                                           95.8%                  71.6%
5/14/99                                          95.4%                  70.9%
5/21/99                                          97.2%                  71.7%
5/28/99                                          96.4%                  71.7%
6/4/99                                           95.6%                  71.0%
6/11/99                                          95.8%                  71.9%
6/18/99                                          95.8%                  75.1%
6/25/99                                          96.4%                  74.7%
7/2/99                                           97.7%                  77.1%
7/9/99                                           97.5%                  76.4%
7/16/99                                          97.9%                  77.1%
7/23/99                                          96.4%                  75.4%
7/30/99                                          97.3%                  74.4%
8/6/99                                           98.1%                  74.4%
8/13/99                                         103.2%                  75.8%
8/20/99                                         105.9%                  77.5%
8/27/99                                         103.1%                  76.0%
Source: BLOOMBERG L.P.

  THIS MARKET OVERVIEW HAS BEEN PROVIDED BY THE PORTFOLIO MANAGEMENT TEAM.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/99

                                                                                        SINCE
                                                                                      INCEPTION    30-DAY
                                                              ONE YEAR   FIVE YEARS   (4/21/93)   SEC YIELD
-----------------------------------------------------------------------------------------------------------
SCHWAB SHORT/INTERMEDIATE
TAX-FREE BOND FUND(1)                                          1.86%       4.39%        4.11%       4.02%
-----------------------------------------------------------------------------------------------------------
Lehman Brothers Three-Year Municipal Bond Index                2.92%       4.98%        4.59%         N/A
-----------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter end, in this case, the quarter ended 6/30/99. As of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns were 2.66%, 4.54% and 4.17%, respectively. The 30-day SEC yield as of 6/30/99 was 3.98%.(2)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 8/31/99 and the taxable-equivalent yield; assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                               30-DAY      TAXABLE-EQUIVALENT
                                                              SEC YIELD     30-DAY SEC YIELD
---------------------------------------------------------------------------------------------
Schwab Short/Intermediate Tax-Free Bond Fund                    4.02%            6.66%
---------------------------------------------------------------------------------------------

(1) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 8/31/99, the fund's one-year, five- year and since inception average annual total returns would have been 1.54%, 3.97% and 3.67%, respectively. The 30-day SEC yield as of 8/31/99 would have been 3.76%.

(2) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 6/30/99, the fund's one-year, five- year and since inception average annual total returns would have been 2.44%, 4.12%, and 3.72%, respectively. The 30-day SEC yield as of 6/30/99 would have been 3.71%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND  LEHMAN BROTHERS THREE-YEAR MUNICIPAL BOND INDEX
04/21/93                                       $10,000                                          $10,000
04/30/93                                        $9,990                                           $9,993
05/31/93                                       $10,038                                          $10,020
06/30/93                                       $10,129                                          $10,085
07/31/93                                       $10,151                                          $10,090
08/31/93                                       $10,283                                          $10,184
09/30/93                                       $10,344                                          $10,228
10/31/93                                       $10,366                                          $10,250
11/30/93                                       $10,326                                          $10,237
12/31/93                                       $10,462                                          $10,344
01/31/94                                       $10,567                                          $10,428
02/28/94                                       $10,412                                          $10,331
03/31/94                                       $10,218                                          $10,206
04/30/94                                       $10,280                                          $10,267
05/31/94                                       $10,323                                          $10,315
06/30/94                                       $10,312                                          $10,318
07/31/94                                       $10,407                                          $10,403
08/31/94                                       $10,429                                          $10,440
09/30/94                                       $10,377                                          $10,414
10/31/94                                       $10,317                                          $10,389
11/30/94                                       $10,245                                          $10,370
12/31/94                                       $10,346                                          $10,415
01/31/95                                       $10,445                                          $10,501
02/28/95                                       $10,563                                          $10,612
03/31/95                                       $10,655                                          $10,707
04/30/95                                       $10,691                                          $10,743
05/31/95                                       $10,881                                          $10,908
06/30/95                                       $10,884                                          $10,934
07/31/95                                       $10,987                                          $11,050
08/31/95                                       $11,079                                          $11,136
09/30/95                                       $11,115                                          $11,167
10/31/95                                       $11,175                                          $11,221
11/30/95                                       $11,255                                          $11,293
12/31/95                                       $11,305                                          $11,340
01/31/96                                       $11,383                                          $11,429
02/29/96                                       $11,364                                          $11,431
03/31/96                                       $11,313                                          $11,403
04/30/96                                       $11,306                                          $11,417
05/31/96                                       $11,312                                          $11,427
06/30/96                                       $11,371                                          $11,496
07/31/96                                       $11,443                                          $11,559
08/31/96                                       $11,447                                          $11,577
09/30/96                                       $11,519                                          $11,647
10/31/96                                       $11,605                                          $11,729
11/30/96                                       $11,712                                          $11,838
12/31/96                                       $11,705                                          $11,844
01/31/97                                       $11,742                                          $11,896
02/28/97                                       $11,801                                          $11,954
03/31/97                                       $11,737                                          $11,892
04/30/97                                       $11,776                                          $11,943
05/31/97                                       $11,876                                          $12,040
06/30/97                                       $11,938                                          $12,111
07/31/97                                       $12,096                                          $12,255
08/31/97                                       $12,065                                          $12,230
09/30/97                                       $12,141                                          $12,319
10/31/97                                       $12,194                                          $12,373
11/30/97                                       $12,222                                          $12,409
12/31/97                                       $12,310                                          $12,493
01/31/98                                       $12,384                                          $12,575
02/28/98                                       $12,397                                          $12,602
03/31/98                                       $12,417                                          $12,622
04/30/98                                       $12,386                                          $12,604
05/31/98                                       $12,502                                          $12,722
06/30/98                                       $12,543                                          $12,765
07/31/98                                       $12,574                                          $12,811
08/31/98                                       $12,689                                          $12,935
09/30/98                                       $12,793                                          $13,018
10/31/98                                       $12,837                                          $13,080
11/30/98                                       $12,862                                          $13,112
12/31/98                                       $12,898                                          $13,143
01/31/99                                       $13,022                                          $13,263
02/28/99                                       $12,997                                          $13,277
03/31/99                                       $13,004                                          $13,289
04/30/99                                       $13,033                                          $13,330
05/31/99                                       $13,000                                          $13,312
06/30/99                                       $12,876                                          $13,232
07/31/99                                       $12,946                                          $13,297
08/31/99                                       $12,925                                          $13,314

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Short/Intermediate Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers Three-Year Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------------
Total net assets as of 8/31/98 (000s)                         $68,281
---------------------------------------------------------------------
Total net assets as of 8/31/99 (000s)                         $86,968
---------------------------------------------------------------------
Percentage growth over reporting period                           27%
---------------------------------------------------------------------

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab Short/Intermediate Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The information below provides a snapshot of the fund's characteristics as of 8/31/99, and is not indicative of its composition after that date. The terms used below are defined beginning on page 21. A complete list of the securities in the fund's portfolio as of 8/31/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                  SCHWAB SHORT/INTERMEDIATE
                                                     TAX-FREE BOND FUND                PEER GROUP AVERAGE++
-----------------------------------------------------------------------------------------------------------
Number of Issues                                              57                                125
-----------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                            4.02%                              3.04%
-----------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                     4.99%                              5.60%
-----------------------------------------------------------------------------------------------------------
Average Weighted Maturity                                   4.30 years                         3.90 years
-----------------------------------------------------------------------------------------------------------
Average Credit Quality                                        AA                                 AA
-----------------------------------------------------------------------------------------------------------
Average Effective Duration                                  3.62 years                         2.80 years
-----------------------------------------------------------------------------------------------------------
Expense Ratio                                               0.49%*                             0.84%
-----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

++ Source: Morningstar. This information is as of 8/31/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the fund. The Peer Group Average is based on the 102 municipal short-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 8/31/99

                                                                                                   PERCENTAGE
                                                                                PERCENTAGE          OF FUND
                                                                                 OF FUND          INVESTMENTS
MATURITY RANGE                                                VALUE (000S)     INVESTMENTS        (CUMULATIVE)
----------------------------------------------------------------------------------------------------------------
0 - 6 months                                                    $   10,039        11.7%               11.7%
----------------------------------------------------------------------------------------------------------------
7 - 36 months                                                   $   22,654        26.4%               38.1%
----------------------------------------------------------------------------------------------------------------
37 - 60 months                                                  $   19,029        22.1%               60.2%
----------------------------------------------------------------------------------------------------------------
More than
60 months                                                       $   34,138        39.8%              100.0%
----------------------------------------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
Short                      Int  Long  Average Credit Quality
                             X                          High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 8/31/99, and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS A
PERCENTAGE OF FUND INVESTMENTS(2)
AS OF 8/31/99
Variable Rate Obligations           4.7%
Municipal Bonds                    95.3%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION BY
CREDIT QUALITY(3)
AS OF 8/31/99
AAA                       64.0%
AA                        22.1%
A                          9.3%
BBB                        2.3%
Unrated                    2.3%

The charts above illustrate the composition of the fund's portfolio as of 8/31/99, and are not indicative of its holdings after that date.
(2) These percentages do not take into account other assets and liabilities of the funds.
(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

LARGEST STATE CONCENTRATIONS
% OF TOTAL NET ASSETS

-----------------------------------------------
New York                                  11.1%
-----------------------------------------------
Kentucky                                   6.4%
-----------------------------------------------
Washington                                 6.1%
-----------------------------------------------
South Carolina                             5.8%
-----------------------------------------------
Texas                                      4.7%
-----------------------------------------------
-----------------------------------------------
District of Columbia                       4.6%
-----------------------------------------------
Nebraska                                   4.5%
-----------------------------------------------
Ohio                                       4.4%
-----------------------------------------------
Arizona                                    3.9%
-----------------------------------------------
Minnesota                                  3.5%
-----------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
FUND PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 8/31/99

                                                                                              SINCE
                                                                                            INCEPTION    30-DAY
                                                                 ONE YEAR      FIVE YEARS   (9/11/92)   SEC YIELD
-----------------------------------------------------------------------------------------------------------------
SCHWAB LONG-TERM TAX-FREE BOND FUND(1)                                -3.34%     5.57%        5.54%       5.20%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers General Municipal Bond Index                           0.50%     6.45%        6.14%         N/A
-----------------------------------------------------------------------------------------------------------------

National Association of Securities Dealers (NASD) regulations require that we report performance data as of the most recent calendar quarter--in this case, the quarter ended 6/30/99. As of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns were 0.67%, 6.51% and 6.04%, respectively. The 30-day SEC yield as of 6/30/99 was 4.99%.(2)

TAXABLE-EQUIVALENT YIELD

The taxable-equivalent yield represents the pre-tax yield that a taxable investment would have to pay to be equivalent to a tax-exempt yield on an after-tax basis and may be helpful in evaluating the performance of a tax-exempt investment. The table below shows the fund's 30-day SEC yield as of 8/31/99 and the taxable-equivalent yield, assuming a maximum federal income tax rate of 39.6%. Shareholder tax rates may be different.

                                                               30-DAY      TAXABLE-EQUIVALENT
                                                              SEC YIELD     30-DAY SEC YIELD
---------------------------------------------------------------------------------------------
Schwab Long-Term Tax-Free Bond Fund                             5.20%            8.61%
---------------------------------------------------------------------------------------------

(1) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 8/31/99, the fund's one-year, five-year and since-inception average annual total returns would have been -3.66%, 5.13%, and 5.03%, respectively. The 30-day SEC yield as of 8/31/99 would have been 4.94%.

(2) A portion of the fund's expenses were reduced during the reporting period. Without such reductions, as of 6/30/99, the fund's one-year, five-year and since-inception average annual total returns would have been 0.40%, 6.07% and 5.52%, respectively. The 30-day SEC yield as of 6/30/99 would have been 4.73%.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          SCHWAB LONG-TERM TAX-FREE BOND FUND  LEHMAN BROTHERS GENERAL OBLIGATION MUNICIPAL BOND INDEX
09/11/92                              $10,000                                                  $10,000
09/30/92                               $9,867                                                   $9,923
10/31/92                               $9,515                                                   $9,826
11/30/92                               $9,912                                                  $10,002
12/31/92                              $10,092                                                  $10,104
01/31/93                              $10,240                                                  $10,221
02/28/93                              $10,682                                                  $10,591
03/31/93                              $10,484                                                  $10,479
04/30/93                              $10,632                                                  $10,585
05/31/93                              $10,690                                                  $10,644
06/30/93                              $10,883                                                  $10,822
07/31/93                              $10,879                                                  $10,836
08/31/93                              $11,157                                                  $11,062
09/30/93                              $11,298                                                  $11,188
10/31/93                              $11,315                                                  $11,209
11/30/93                              $11,201                                                  $11,111
12/31/93                              $11,465                                                  $11,345
01/31/94                              $11,588                                                  $11,475
02/28/94                              $11,274                                                  $11,177
03/31/94                              $10,791                                                  $10,722
04/30/94                              $10,858                                                  $10,813
05/31/94                              $10,970                                                  $10,907
06/30/94                              $10,870                                                  $10,840
07/31/94                              $11,085                                                  $11,044
08/31/94                              $11,109                                                  $11,083
09/30/94                              $10,921                                                  $10,920
10/31/94                              $10,657                                                  $10,726
11/30/94                              $10,381                                                  $10,532
12/31/94                              $10,658                                                  $10,764
01/31/95                              $11,050                                                  $11,072
02/28/95                              $11,381                                                  $11,394
03/31/95                              $11,514                                                  $11,524
04/30/95                              $11,483                                                  $11,538
05/31/95                              $11,918                                                  $11,906
06/30/95                              $11,735                                                  $11,802
07/31/95                              $11,836                                                  $11,914
08/31/95                              $11,971                                                  $12,065
09/30/95                              $12,056                                                  $12,141
10/31/95                              $12,250                                                  $12,317
11/30/95                              $12,443                                                  $12,521
12/31/95                              $12,591                                                  $12,642
01/31/96                              $12,640                                                  $12,738
02/29/96                              $12,520                                                  $12,651
03/31/96                              $12,366                                                  $12,489
04/30/96                              $12,319                                                  $12,454
05/31/96                              $12,311                                                  $12,449
06/30/96                              $12,484                                                  $12,585
07/31/96                              $12,599                                                  $12,699
08/31/96                              $12,553                                                  $12,697
09/30/96                              $12,780                                                  $12,875
10/31/96                              $12,948                                                  $13,020
11/30/96                              $13,188                                                  $13,258
12/31/96                              $13,117                                                  $13,203
01/31/97                              $13,097                                                  $13,228
02/28/97                              $13,223                                                  $13,350
03/31/97                              $12,987                                                  $13,172
04/30/97                              $13,146                                                  $13,283
05/31/97                              $13,358                                                  $13,482
06/30/97                              $13,502                                                  $13,626
07/31/97                              $13,933                                                  $14,004
08/31/97                              $13,728                                                  $13,872
09/30/97                              $13,927                                                  $14,037
10/31/97                              $14,025                                                  $14,127
11/30/97                              $14,146                                                  $14,210
12/31/97                              $14,408                                                  $14,418
01/31/98                              $14,556                                                  $14,566
02/28/98                              $14,529                                                  $14,571
03/31/98                              $14,565                                                  $14,584
04/30/98                              $14,488                                                  $14,518
05/31/98                              $14,750                                                  $14,747
06/30/98                              $14,806                                                  $14,805
07/31/98                              $14,853                                                  $14,842
08/31/98                              $15,074                                                  $15,072
09/30/98                              $15,252                                                  $15,260
10/31/98                              $15,228                                                  $15,260
11/30/98                              $15,282                                                  $15,314
12/31/98                              $15,292                                                  $15,352
01/31/99                              $15,471                                                  $15,535
02/28/99                              $15,369                                                  $15,466
03/31/99                              $15,405                                                  $15,488
04/30/99                              $15,421                                                  $15,527
05/31/99                              $15,257                                                  $15,437
06/30/99                              $14,904                                                  $15,214
07/31/99                              $14,909                                                  $15,269
08/31/99                              $14,570                                                  $15,147

The above graph compares the growth of a hypothetical $10,000 investment in the Schwab Long-Term Tax-Free Bond Fund, made at its inception, with a similar investment in the Lehman Brothers General Obligation Municipal Bond Index.

THE INFORMATION PRESENTED IS HISTORICAL AND DOES NOT REPRESENT FUTURE RESULTS. TOTAL RETURNS ASSUME REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. PRINCIPAL VALUE AND INVESTMENT RETURNS WILL FLUCTUATE, SO AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Indices are unmanaged and do not reflect advisory fees and other expenses associated with an investment in the fund. Investors cannot invest in an index directly.

ASSETS

---------------------------------------------------------------------
Total net assets as of 8/31/98 (000s)                         $69,925
---------------------------------------------------------------------
Total net assets as of 8/31/99 (000s)                         $89,848
---------------------------------------------------------------------
Percentage growth over reporting period                           28%
---------------------------------------------------------------------

SCHWAB LONG-TERM TAX-FREE BOND FUND
PORTFOLIO SNAPSHOT

The Schwab Long-Term Tax-Free Bond Fund invests primarily in tax-exempt or municipal securities. The information below provides a snapshot of the fund's portfolio characteristics as of 8/31/99, and is not indicative of its composition after that date. The terms used below are defined beginning on page 21. A complete list of the securities in the fund's portfolio as of 8/31/99 is provided in the Schedule of Investments later in this report.

FUND FACTS

                                                  SCHWAB LONG-TERM TAX-FREE
                                                          BOND FUND                    PEER GROUP AVERAGE++
-----------------------------------------------------------------------------------------------------------
Number of Issues                                               52                               162
-----------------------------------------------------------------------------------------------------------
30-Day SEC Yield                                             5.20%                             3.84%
-----------------------------------------------------------------------------------------------------------
Average Weighted Coupon                                      5.14%                             5.78%
-----------------------------------------------------------------------------------------------------------
Average Weighted Maturity                                   21.29 years                       16.30 years
-----------------------------------------------------------------------------------------------------------
Average Credit Quality                                        AAA                                AA
-----------------------------------------------------------------------------------------------------------
Average Effective Duration                                  11.76 years                        8.10 years
-----------------------------------------------------------------------------------------------------------
Expense Ratio                                                0.49%*                            1.11%
-----------------------------------------------------------------------------------------------------------

* Reflects a voluntary reduction by the Investment Adviser and Schwab, which is guaranteed through at least 10/31/99.

++ Source: Morningstar. This information is as of 8/31/99, and is for illustrative purposes only. It is not intended to show, predict or guarantee future composition of the Fund. The Peer Group Average is based on the 308 municipal national long-term funds as tracked by Morningstar.

MATURITY SCHEDULE: WEIGHTED AVERAGE
MATURITY AS OF 8/31/99

                                                                                                   PERCENTAGE
                                                                                PERCENTAGE          OF FUND
                                                                                 OF FUND          INVESTMENTS
MATURITY RANGE                                                VALUE (000S)     INVESTMENTS        (CUMULATIVE)
----------------------------------------------------------------------------------------------------------------
0 - 1 year                                                      $      906         1.0%                1.0%
----------------------------------------------------------------------------------------------------------------
2 - 10 years                                                    $    3,423         3.9%                4.9%
----------------------------------------------------------------------------------------------------------------
11 - 20 years                                                   $   35,798        40.4%               45.3%
----------------------------------------------------------------------------------------------------------------
21 - 30 years                                                   $   42,649        48.1%               93.4%
----------------------------------------------------------------------------------------------------------------
More than
30 years                                                        $    5,834         6.6%              100.0%
----------------------------------------------------------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

WEIGHTED AVERAGE MATURITY
Short                      Int  Long  Average Credit Quality
                                   X                    High
                                                      Medium
                                                         Low

(1) Source: Morningstar. The style box represents two of the main components of bond performance: interest rate sensitivity and credit quality. It illustrates the composition of the fund's portfolio as of 8/31/99 and is not indicative of its holdings after that date, nor does it represent a risk rating or any type of forecast of future performance. Placement is based on the fund's weighted average maturity and the average credit quality of its portfolio. The fund's weighted average maturity is considered short if it is less than four years, medium if it is greater than or equal to four years but less than 10 years, and long if it is equal to or greater than 10 years. Credit quality is defined on page 21. Average credit quality is considered high if it is AA or better, medium if it is BBB or A, and low if it is below BBB.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITION AS A
PERCENTAGE OF FUND
INVESTMENTS(2)
AS OF 8/31/99
Variable Rate Obligations    1.1%
Municipal Bonds             98.9%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PORTFOLIO COMPOSITON BY
CREDIT QUALITY(3)
AS OF 8/31/99
AAA                      77.5%
AA                       14.6%
A                         7.9%

The charts above illustrate the composition of the fund's portfolio as of 8/31/99, and are not indicative of its holdings after that date.

(2) These percentages do not take into account other assets and liabilities of the funds.

(3) Credit quality is based on published ratings from Standard & Poor's Ratings Group and/or Moody's Investor Service, which are recognized rating services. Categories reflect the higher published ratings for securities rated differently by the two agencies, and percentages are dollar-weighted.

LARGEST STATE CONCENTRATIONS
% OF TOTAL NET ASSETS

-----------------------------------------------
Texas                                     16.1%
-----------------------------------------------
New York                                  13.4%
-----------------------------------------------
Illinois                                  10.0%
-----------------------------------------------
Pennsylvania                               9.1%
-----------------------------------------------
Washington                                 7.9%
-----------------------------------------------

-----------------------------------------------
California                                 6.9%
-----------------------------------------------
Massachusetts                              5.0%
-----------------------------------------------
Michigan                                   3.3%
-----------------------------------------------
Nebraska                                   3.1%
-----------------------------------------------
Mississippi                                2.5%
-----------------------------------------------

DIVIDENDS PAID

During the reporting period, the funds continued to attempt to provide a high level of current income exempt from federal income taxes, consistent with the preservation of capital. The chart below illustrates the income dividends on a per-share basis paid by each fund during each fiscal year or reporting period since inception.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

DIVIDENDS PAID BY THE SCHWAB TAX-FREE BOND FUNDS  1992*  1993**  1994+  1995+  1996+  1997+  1998+  1999+++
INCOME DIVIDENDS PER SHARE
FISCAL YEAR
Schwab Short/Intermediate Tax-Free Bond Fund              $0.13  $0.37  $0.40  $0.41  $0.41   0.42  0.4
Schwab Long-Term Tax-Free Bond Fund               $0.17   $0.36  $0.52  $0.53  $0.52  $0.53   0.53  0.5

  * Period from the fund's inception on 9/11/92 through 12/31/92.

 ** Period from the fund's inception on 4/21/93 through 8/31/93 for Schwab
    Short/Intermediate Tax-Free Bond Fund and for the eight-month period ended 8/31/93 for Schwab Long-Term Tax-Free Bond Fund.

 +  For the one-year period ended 8/31 for both Funds.

 ++ The Schwab Long-Term Tax-Free Bond Fund paid short- and long-term capital gains of $0.04 and $0.02, respectively, on 12/31/98.

PORTFOLIO MANAGEMENT

THE PORTFOLIO MANAGEMENT TEAM

STEPHEN B. WARD--senior vice president and chief investment officer, has overall responsibility for the management of each fund's portfolio. Steve joined CSIM as vice president and portfolio manager in April 1991, and was promoted to his current position in August 1993. Prior to joining CSIM, Steve was vice president and portfolio manager at Federated Investors.

JOANNE LARKIN--vice president and senior portfolio manager, has had primary responsibility for the day-to-day management of each fund's portfolio since their inception. Joanne joined CSIM as portfolio manager in February 1992, and was promoted to her current position in December 1996. Prior to joining CSIM Joanne was portfolio manager for the Shearson Lehman California Municipal Bond Fund and E.F. Hutton's Municipal Cash Reserve Management.

FUND DISCUSSION

QUESTIONS TO THE
PORTFOLIO MANAGEMENT TEAM

Q. WHAT IS YOUR VIEW OF THE MUNICIPAL BOND ENVIRONMENT?

A. At the beginning of the reporting period, securities markets faced volatile conditions due to the Asian economic crisis, the political scandal in Washington and the instability of other countries' economies, such as Brazil and Russia. These events caused widespread turmoil in global equity markets. The result of the turmoil initially increased demand for U.S. Treasury Securities, which led to higher prices and lower yields for Treasury securities. During the rally in the Treasury markets, investors overlooked municipal securities, which became extremely attractive relative to Treasury securities. The relatively low volatility in the municipal market has provided a safe haven for investors during these turbulent times. The combination of these factors attracted cross-over buyers to the municipal market early in the reporting period.

Crossover buyers are those who continually seek out the most competitively priced sector of the fixed-income market, which in this case was the municipal market. Once they locate that sector, the crossover buyers reallocate their assets accordingly. Crossover buyers are seeking to maximize their returns by selling their municipal bond positions at some point in the future when Treasury security prices become relatively more attractive.

As the second half of the reporting period began, municipal bond yields continued to remain stable, especially compared to the volatility of the Treasury markets. The Treasury yield volatility was approximately 3 times as great as municipal yield volatility for most of 1998 and early 1999. The lack of volatility in the municipal market can be attributed to three main factors:

- Supply and Demand--As yields decline municipal bond supply tends to increase as municipalities refinance their debt. However, as rates decline individual investors become hesitant to invest in lower yielding securities. When individual investor demand for municipal securities falls to lower levels, issuers tend to reduce the level of supply creating an equilibrium in the market. Taken together these factors reduce the magnitude of the volatility even as Treasury yields fall to lower levels.

- International Factors--When market participants face an international financial crisis, such as the events in Brazil and Russia, investors look for safer investments. The "flight to quality" causes Treasury yields to drop as investors' demand the safety of U.S. Treasury securities. Municipal bonds are less affected by these events as their yields are based more on fundamental economic factors.

- Callable Bonds--The majority of long-term muni-cipal bonds are callable. Callable bonds tend to be less volatile than noncallable bonds for a given change in yield.

The landscape in the municipal markets began to change as renewed concerns about inflation caused bond yields to increase. Yields slowly increased through May and June as market participants watched for an indication from the Federal Reserve Bank regarding the level of short-term interest rates.

The upward pressure on yields continued as we entered the last two months of the reporting period. Yields on long-term municipal bonds rose 0.35% to 0.40% in July, substantially more than the increase in Treasury yields over the same period. The increase in municipal yields at the end of the reporting period can be attributed to four factors:

- The decision by the Federal Reserve Bank to increase short-term interest rates by 0.25% at the end of June.

- Institutional Participants--Many of the key institutional investors, such as bond funds and insurance companies, have had little new cash to invest in the municipal markets. Additionally, insurance companies have underperformed over the past year from a profit standpoint limiting their ability to hold municipal securities. These factors have dampened demand and caused yields to increase.

- Year 2000--Many investors who usually focus on the municipal market have been attracted to the taxable market as issuers have dramatically increased supply in anticipation of year 2000. The increased supply has led to attractive yields in the taxable market. As market participants have moved their attention to the taxable market from the municipal market, demand for municipal securities has fallen, which has resulted in higher municipal bond yields.

- Crossover Buyers--Many of the non-traditional buyers who entered the municipal market when yields were high relative to Treasury yields during the first half of the reporting period liquidated their positions, reallocating assets to the taxable market putting additional upward pressure on municipal bond yields.

Q. HOW DID THE FUNDS PERFORM DURING THE ONE-YEAR REPORTING PERIOD?

A. The funds achieved favorable total returns during the first part of the reporting period. However, during the second half of the period the markets became increasingly concerned about the possibility that inflation would rise causing the Federal Reserve Bank to increase short-term interest rates. The combination of these factors led to an increase in bond yields, which in turn, decreased the value of the fund's portfolio securities and net asset value
(NAV). The downward pressure on prices reversed the gains achieved on a total return basis during the first part of the reporting period.

The SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND achieved a total return of 1.86% for the one-year reporting period ended August 31, 1999. The return came from a combination of dividend income of 3.91% and a decrease in the fund's NAV of 2.05%. The NAV decrease was a result of the fund's increasing yield, which rose from 3.71% at the beginning of the period to 4.02% at the end of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND reported a negative total return of 3.34% for the one-year reporting period ended August 31, 1999. The return was derived from a combination of dividend income of 4.83% and a decrease in the fund's NAV of 8.17%. The NAV decrease was a result of the fund's increasing yield, which rose from 4.68% at the beginning of the period to 5.20% at the end of the period.

Q. HOW WERE THE FUNDS MANAGED DURING THE REPORTING PERIOD? WERE ANY CHANGES MADE TO THE PORTFOLIO?

A. We continued to maintain a portfolio of high-quality securities (primarily AAA and AA) during the reporting period. We feel that this is an appropriate strategy for the funds given the current market environment, since there is very little yield advantage associated with lower-rated securities; we simply do not feel that investors are being adequately compensated for the higher credit risk. Given the current environment we have taken the opportunity to add higher coupon securities to the portfolio, which has the effect of reducing volatility and increasing current income to shareholders. In both funds we continue to approach the markets cautiously, carefully watching economic indicators and monitoring Federal Reserve Bank communications regarding its target for short-term interest rates.

Reflecting our cautious outlook for the markets, the SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a relatively narrow range from approximately 3.49 to 4.48 years. The fund's weighted average maturity at the end of the reporting period was 4.30 years up from 3.56 years at the beginning of the period.

The SCHWAB LONG-TERM TAX-FREE BOND FUND maintained an average maturity throughout the reporting period in a range from approximately 16.47 to 21.29 years. The fund's weighted average maturity at the end of the reporting period was 21.29 years, up from 18.07 years at the beginning of the period.

GLOSSARY

ALTERNATIVE MINIMUM TAX (AMT)--A federal tax designed to help ensure that at least a minimum amount of income tax is paid by high-income corporate and non-corporate taxpayers (including estates and trusts) who reap large tax savings by making generous use of certain tax deductions and exemptions. The AMT functions as a recapture mechanism, reclaiming some of the tax breaks primarily available to high-income taxpayers, who without the AMT might be able to escape taxation entirely.

BOND--A bond can be thought of as a loan agreement in which the bondholder lends a set amount of money to a corporation, government agency or municipality and expects to be repaid with interest. Although bonds are loans and contain no rights of ownership, they do embody a legally enforceable promise to repay.

CALL--The right of a bond's issuer to redeem a bond before its stated maturity date. Bonds can be called for many reasons, but a call typically occurs when interest rates drop and issuers are able to obtain lower interest rates to finance their debts.

CALL PROTECTION--When managers seek call protection, they're looking for bonds whose issuers cannot redeem them before their stated maturities, or who cannot redeem them until a far-off date. Such bonds help protect yield but are subject to interest rate sensitivity.

COUPON--The coupon rate is the annual rate of interest on the bond's face value that the issuer agrees to pay the holder until maturity. The coupon is established at the time of issue and is determined by the then prevailing level of interest rates in the marketplace. AVERAGE COUPON is the average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

CREDIT RATINGS--Bonds are generally rated by one or both of the two major credit rating agencies accepted in the industry: Moody's Investor Service and the Standard & Poor's Corporation. They assign ratings based on the issuer's ability to make the scheduled interest and principal payments. These ratings are reviewed periodically and may be revised at any time.

       MOODY'S          S&P  DESCRIPTION
---------------------------------------------------------
INVESTMENT GRADE
Aaa                     AAA  Strongest capacity to pay
                             interest and repay principal

Aa                      AA   Very strong capacity to pay
                             interest and repay principal

A                       A    Strong capacity to pay
                             interest and repay principal

Baa                     BBB  Adequate capacity to pay
                             interest and repay principal
BELOW INVESTMENT GRADE

Ba                      BB   Lowest degree of speculation
                             with respect to capacity to
                             pay interest and repay
                             principal

B                       B    Greater vulnerability to
                             default but currently has
                             the capacity to meet
                             interest and principal
                             payment

Caa                     CCC  Currently vulnerable to
                             default--dependent on
                             favorable conditions

Ca                      CC   Highly speculative

C                       C    Highest degree of
                             speculation--no interest is
                             paid

-                       D    In payment default

CREDIT RISK--The risk that an issuer of a debt security or a borrower may default on its obligation.

DIVIDEND--The portion of a company's earnings paid to investors on a per-share basis.

DURATION--The common objective behind the different definitions of DURATION is to measure the price sensitivity--and therefore market risk--of a fixed income security to changes in its yield.

EXPENSE RATIO--Amount, expressed as a percentage of total net asset, that shareholders pay annually for mutual fund operating expenses and management fees.

GENERAL OBLIGATION BONDS (GOS)--General obligation bonds are backed by a pledge of the issuer's full faith and credit with the timely payment of principal and interest secured by the taxing power of the issuer.

INTEREST--Compensation, usually paid semiannually, to bondholders by the issuer. Usually expressed as an annual percentage rate.

INTEREST RATE RISK--Risk associated with fluctuations of bond prices in response to the general movement of interest rates and to changes in investor perceptions of government monetary policy and economic data.

MARKET RISK--The possibility that the actual return of an investment will be less than what's expected.

MATURITY--The maturity of a security is the date the issuer makes the final payment to the security holder. WEIGHTED AVERAGE MATURITY is the average length of time until the bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

MORTGAGE-BACKED SECURITIES--Represent an ownership interest in mortgage loans made by financial institutions to finance the borrower's purchase of a home or other real estate. The most basic mortgage securities, known as PASS-THROUGHS, or participation certificates, represent a direct ownership interest in a trust composed of a pool of mortgage loans. The majority of mortgage securities are issued and/or guaranteed by the Government National Mortgage Association (Ginnie
Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

MUNICIPAL BONDS--Debt obligations of states, cities, towns, municipalities, municipal authorities and governmental entities. They are issued to build schools, tunnels and bridges or to finance infrastructure repairs or improvements. The interest earned typically is free of federal income taxes and, in some cases, also may be free of state and/or local income taxes if purchased by residents of the issuing state. However, interest paid by certain municipal bonds is subject to the AMT.

PREPAYMENT RISK--When interest rates are falling, many homeowners will refinance their mortgages to take advantage of the new lower rates. As a result, when interest rates decline, prepayments of mortgage-backed securities accelerate beyond the initial pricing assumptions, which causes the average life and maturity of the security to shorten.

REINVESTMENT RISK--The risk that a bondholder may be able to reinvest only at a lower rate than originally planned. If yields fall, his reinvestment income and, consequently, his total return from holding the bond may fall relative to the original yield. Conversely, if yields rise, total return may also rise.

REVENUE BONDS--Bonds with interest that is payable from a specific source of revenue. They are generally issued to finance public projects such as bridges, tunnels and water treatment facilities. The interest payments on a revenue bond are typically derived from the revenues produced by the facility.

TAXABLE-EQUIVALENT YIELD--The yield needed on a taxable investment in order to match the return offered on a tax-exempt investment. This calculation is an important resource for determining which investments--taxable or tax-exempt--would yield more. The taxable-equivalent yield calculation can determine which investment offers the better return when all taxes--federal, state and local--are taken into consideration.

TOTAL RETURN--The sum of interest income, plus capital gains (or losses).

YIELD--The income generated by an investment, expressed as a percentage of its price. Yield is only a measure of income and does not take into account the appreciation (or depreciation) of a bond's value.

YIELD TO MATURITY--The overall rate of return an investor would receive if the securities in a fund's portfolio were held to their maturity dates.

Schwab Short/Intermediate Tax-Free Bond Fund
Schedule of Investments (in thousands)

August 31, 1999

                                                          Par            Value
                                                        ------          -------
MUNICIPAL BONDS -- 94.2% (A)
Alabama -- 1.2%
Birmingham, Alabama Special Care
  Facilities Hospital Finance Authority
  RB (Daughters of Charity National
  Health System - St. Vincent's Hospital
  & Providence) Series 1995
   7.00%, 11/01/01                                      $1,000          $ 1,052
                                                                        -------
Arizona -- 3.9%
Maricopa County,  Arizona Unified
  School District No. 93 (Cave Creek Project)
  Series 1997A (d)
   5.00%, 07/01/03                                       2,325            2,377
Phoenix, Arizona Civic Improvement
  Corp. RB (Senior Lien Airport Project)
   5.00%, 07/01/04                                       1,000            1,012
                                                                        -------
                                                                          3,389
                                                                        -------
California -- 2.3%
Alameda, California Public
  Financing Authority RB
   4.95%, 09/02/07                                       2,065            2,011
                                                                        -------
Colorado -- 3.5%
Grand Junction, Colorado IDRB
  (Dayton Hudson Corp. Project)
   5.25%, 05/01/03                                       2,000            2,025
Superior, Colorado Metropolitan
  Revenue Refunding Bonds
  (District No. 2) (d)
   4.63%, 12/01/13                                       1,000              987
                                                                        -------
                                                                          3,012
                                                                        -------
District of Columbia -- 4.6% (d)
Washington, DC Convention Center
  Authority Dedicated Tax Senior Lien RB
   5.00%, 10/01/06                                       4,000            4,025
                                                                        -------
Florida -- 1.5% (d)
Orange County, Florida COP Series 1997A
   4.80%, 08/01/02                                       1,300            1,319
                                                                        -------
Georgia -- 2.4%
Georgia Private Colleges & University
  Facilities Authority RB (Emory
  University Project) Series 1992C
   6.00%, 10/01/05                                       2,000            2,117
                                                                        -------
Illinois -- 1.3%
Illinois Health Facility Authority RB
  (OSF Healthcare System) Series 1993
   5.13%, 11/15/00                                      $1,145          $ 1,156
                                                                        -------
Indiana -- 1.3% (d)
Monroe County, Indiana Industrial
  Hospital Authority Revenue Refunding
  Bonds (Bloomington Hospital Project)
   4.60%, 05/01/04                                       1,105            1,105
                                                                        -------
Iowa -- 2.5% (d)
Black Hawk County, Iowa Hospital
  Facilities RB (Allen Memorial Hospital)
  Series 1990
   7.38%, 02/01/01                                       2,000            2,128
                                                                        -------
Kentucky -- 6.4%
Carrollton & Henderson, Kentucky
  Public Energy Authority Gas RB
  Series 1998B (d)
   4.25%, 01/01/08                                       3,000            2,858
Kentucky Housing Corp.
  RB Series 1993B (d)
   4.45%, 07/01/00                                       1,000            1,004
Kentucky State Property & Buildings
  Commission Revenue Refunding
  Bonds (Project 55)
   4.15%, 09/01/99                                       1,735            1,735
                                                                        -------
                                                                          5,597
                                                                        -------
Louisiana -- 1.8% (d)
New Orleans, Louisiana RB Series 1998B
   4.50%, 12/01/05                                       1,600            1,588
                                                                        -------
Massachusetts -- 3.5% (d)
Massachusetts Municipal Wholesale
  Electric Co. Power Supply Systems
  RB Series 1992E
   5.50%, 07/01/00                                       2,000            2,028
Massachusetts State Water Reserves
  Authority RB Series 1998A
   5.00%, 08/01/05                                       1,000            1,020
                                                                        -------
                                                                          3,048
                                                                        -------

                                                          Par            Value
                                                        ------          -------
Michigan -- 2.8% (d)
Detroit, Michigan City School District
  GO Series 1998B
   5.00%, 05/01/04                                      $1,390          $ 1,409
Michigan State Hospital Finance
  Authority RB (McLaren Obligated Group)
   7.00%, 09/15/00                                       1,000            1,053
                                                                        -------
                                                                          2,462
                                                                        -------
Minnesota -- 3.5% (d)
Minneapolis, Minnesota Community
  Development Agency Tax Increment RB
   7.00%, 09/01/00                                       1,000            1,031
Minnesota State HFA Rental Housing RB
  Series 1995D
   4.80%, 08/01/01                                       2,020            2,035
                                                                        -------
                                                                          3,066
                                                                        -------
Mississippi -- 2.3% (d)
Mississippi Hospital Equipment &
  Facilities Authority Revenue Refunding
  Bonds (Mississippi Baptist Medical Center)
   5.25%, 05/01/01                                       2,000            2,035
                                                                        -------
Missouri -- 3.5%
Missouri Rural Water Finance Corp.
  (Public Construction Project) Series 1998
   4.50%, 11/15/99                                       3,000            3,005
                                                                        -------
Nebraska -- 4.5% (d)
Nebraska Public Energy Agency Gas
  Supply RB (Nebraska Public Gas Agency
  Project) Series 1998C
   4.00%, 09/01/07                                       2,000            1,885
Nebraska Public Power District RB
  Series 1998A
   5.25%, 01/01/05                                       2,000            2,060
                                                                        -------
                                                                          3,945
                                                                        -------
New Jersey -- 1.2% (d)
Brick Township, New Jersey Municipal
  Utility Authority RB Series 1996
   5.50%, 12/01/03                                       1,000            1,045
                                                                        -------
New York -- 10.3%
Franklin County, New York GO (d)
   4.25%, 11/01/06                                         715              695
New York City, New York GO Series 1997L
   5.10%, 08/01/02                                         800              815

                                                          Par            Value
                                                        ------          -------
New York City, New York Municipal
  Assistance Corp. RB Series 1997L
   5.50%, 07/01/03                                      $2,000          $ 2,080
New York City, New York Transitional
  Finance Authority RB Series 1998B
   5.25%, 11/15/04                                       1,300            1,346
New York, New York GO Series 1999H
   4.75%, 03/15/07                                       3,000            2,959
New York State Urban Development
  Corp. RB (Correctional Facilities
  Service Contract) Series 1998A
   5.00%, 01/01/05                                       1,000            1,010
                                                                        -------
                                                                          8,905
                                                                        -------
North Carolina -- 2.3% (d)
North Carolina Municipal Power Agency
  No. 1 (Catawaba Electric) RB Series 1995A
   5.10%, 01/01/07                                       2,000            2,020
                                                                        -------
Ohio -- 4.4% (d)
Ohio State Public Facilities Commission
  Higher Education Capital Facilities RB
  Series II-A
   4.38%, 11/01/00                                       1,750            1,761
Ohio State Public Facilities Commission
  Higher Education Capital Facilities RB
  Series II-B
   5.00%, 11/01/01                                       2,000            2,043
                                                                        -------
                                                                          3,804
                                                                        -------
Pennsylvania -- 1.3% (d)
Pennsylvania State IDA RB (Economic
  Development Project)
   7.00%, 07/01/07                                       1,000            1,130
                                                                        -------
South Carolina -- 5.8%
Charleston County, South Carolina RB
  (Care Alliance Health Services)
  Series 1999A (d)
   4.25%, 08/15/07                                       3,000            2,865
Charleston, South Carolina Public
  Facilities COP (Public Improvement
  Project) Series 1993 (d)
   4.30%, 09/01/00                                       1,085            1,091
Greenville, South Carolina Hospital Facilities
  Revenue Refunding Bonds Series 1993C
   5.00%, 05/01/00                                       1,090            1,097
                                                                        -------
                                                                          5,053
                                                                        -------

Schwab Short/Intermediate Tax-Free Bond Fund
Schedule of Investments (in thousands) (continued)
August 31, 1999

                                                         Par             Value
                                                        ------          -------
Tennessee -- 3.0% (d)
Knox County, Tennessee Health &
  Education Hospital Facilities RB
  (Fort Sanders Alliance) Series 1990C
   7.00%, 01/01/00                                      $2,500          $ 2,576
                                                                        -------
Texas -- 4.7%
Houston, Texas GO Refunding and
  Public Improvement Bonds Series 1999A
   5.00%, 03/01/04                                       3,000            3,060
Houston, Texas GO Refunding Bonds
  Series 1995A
   5.30%, 03/01/01                                       1,000            1,006
                                                                        -------
                                                                          4,066
                                                                        -------
Washington -- 6.1%
Port of Seattle, Washington Passenger
  Facilities RB Series 1998B (d)
   5.00%, 12/01/07                                       1,395            1,395
Port of Seattle, Washington RB
  Series 1998B (d)
   5.50%, 09/01/02                                       2,775            2,851
Washington State GO Refunding Bonds
  Series 1991R-92B
   6.30%, 09/01/02                                       1,000            1,048
                                                                        -------
                                                                          5,294
                                                                        -------
Wisconsin -- 2.3%
Wisconsin State Health & Educational
  Facilities Authority RB (Aurora
  Medical Group Inc. Project)
  Series 1996 (d)
   4.90%, 11/15/02                                       1,000            1,016
Wisconsin State Health & Educational
  Facilities Authority RB (Carroll
  College Inc. Project)
   4.80%, 10/01/06                                       1,000              968
                                                                        -------
                                                                          1,984
                                                                        -------
TOTAL MUNICIPAL BONDS
  (Cost $82,681)                                                         81,937
                                                                        -------

                                                          Par            Value
                                                        ------          -------
VARIABLE RATE OBLIGATIONS -- 4.5% (B) (D)
California -- 2.9%
California Health Facilities Financing
  Authortiy RB (St. Joseph Health
  System Project) Series 1985A
   2.30%, 09/01/99                                      $1,200          $ 1,200
California Pollution Control Financing
  Authority Pollution Control RB
  (Southern California Edison)
  Series 1986D
   2.60%, 09/01/99                                         400              400
Irvine Ranch, California Water District
  Consolidated Revenue Refunding Bonds
  Series 1993A
   2.55%, 09/01/99                                         195              195
Irvine Ranch, California Water District RB
   2.40%, 09/01/99                                         700              700
                                                                        -------
                                                                          2,495
                                                                        -------
New York -- 0.8%
Long Island, New York Power Authority
  Electrical System Subordinated RB
  Series 5
   2.70%, 09/01/99                                         400              400
New York City, New York Municipal
  Water Finance Authority Water &
  Sewer System RB Series 1994G
   2.70%, 09/01/99                                         300              300
                                                                        -------
                                                                            700
                                                                        -------
Mississippi -- 0.7%
Jackson County, Mississippi Pollution
  Control Revenue Refunding Bonds
  (Chevron USA, Inc. Project)
   2.70%, 09/07/99                                         600              600
                                                                        -------
Wyoming -- 0.1%
Unita County, Wyoming Pollution
  Control RB (Chevron USA Inc. Project)
  Series 1992-E17
   2.70%, 09/01/99                                         100              100
                                                                        -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $3,895)                                                           3,895
                                                                        -------

                                                        Shares           Value
                                                        ------          -------
OTHER INVESTMENT COMPANIES -- 0.0% (C)
Provident Institutional Funds -
  Muni Fund Portfolio
   2.83%                                                    28          $    28
                                                                        -------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $28)                                                                 28
                                                                        -------
TOTAL INVESTMENTS -- 98.7%
  (Cost $86,604)                                                         85,860
                                                                        -------
OTHER ASSETS AND LIABILITIES-- 1.3%
   Other assets                                                           1,254
   Liabilities                                                             (146)
                                                                        -------
                                                                          1,108
                                                                        -------
TOTAL NET ASSETS-- 100.0%                                               $86,968
                                                                        =======


SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (IN THOUSANDS)
August 31, 1999

                                                         Par             Value
                                                        ------          -------
MUNICIPAL BONDS -- 97.5% (A)
Arizona -- 2.4% (d)
Maricopa County, Arizona Alhambra
  Elementary School District 68 School
  Improvement GO Refunding Bonds
  Series 1994A
   6.80%, 07/01/12                                      $2,000          $ 2,192
                                                                        -------
California -- 6.3% (d)
Los Angeles, California Unified School
  District GO Series 1999C
   5.25%, 07/01/24                                       3,200            3,028
Santa Clara County, California Financing
  Authority Lease RB (VMC Facility
  Replacement Project) Series 1994A
   7.75%, 11/15/10                                       1,000            1,232
Santa Clara County, California Financing
  Authority Lease Revenue Refunding
  Bonds Series 1997A
   5.00%, 11/15/17                                       1,500            1,412
                                                                        -------
                                                                          5,672
                                                                        -------
Colorado -- 2.0% (d)
Colorado State Public Highway
  Authority RB (E-470) Series 1997A
   5.00%, 09/01/26                                       2,000            1,782
                                                                        -------
Florida -- 2.4% (d)
Hillsborough County, Florida Aviation
  Authority RB (Tampa International
  Airport) Series 1996B
   5.88%, 10/01/23                                       1,250            1,276
Tallahassee, Florida Energy System
  Revenue Refunding Bonds Series 1998A
   4.75%, 10/01/21                                       1,000              861
                                                                        -------
                                                                          2,137
                                                                        -------
Illinois -- 10.0% (d)
Chicago, Illinois Park District GO
  Series 1999B
   4.75%, 01/01/26                                       2,750            2,317
Cook County, Illinois Capital Improvement
  Bond Series 1999A
   5.00%, 11/15/23                                       4,000            3,550

                                                          Par            Value
                                                        ------          -------
Illinois Health Facilities Authority
  Revenue Refunding Bonds (Northwestern
  Medical Faculty Foundation)
   5.13%, 11/15/28                                      $3,500          $ 3,132
                                                                        -------
                                                                          8,999
                                                                        -------
Indiana -- 2.3% (d)
Fort Wayne, Indiana Hospital
  Authority RB (Parkview Health
  System Inc. Project)
   4.75%, 11/15/28                                       2,500            2,069
                                                                        -------
Iowa -- 0.7% (d)
Cedar Rapids, Iowa Hospital
  Facilities RB (St. Luke's Methodist
  Project) Series 1993
   6.13%, 08/15/13                                         600              648
                                                                        -------
Kentucky -- 1.7% (d)
Carrollton & Henderson, Kentucky
  Public Energy Authority Gas RB
  Series 1998B
   4.25%, 01/01/08                                         625              595
Jefferson County, Kentucky Health
  Facilities RB (University Medical
  Center Project)
   5.25%, 07/01/22                                       1,000              950
                                                                        -------
                                                                          1,545
                                                                        -------
Louisiana -- 1.1% (d)
New Orleans, Louisiana GO Refunding
  Bonds Series 1998B
   5.00%, 12/01/12                                       1,000              973
                                                                        -------
Maryland -- 0.5%
Maryland State Department of Housing
  & Community Development RB
  Series 1996A
   5.88%, 07/01/16                                         400              408
                                                                        -------
Massachusetts -- 5.0%
Massachusetts State Industrial
  Financing Agency RB (Suffolk
  University) (d)
   5.25%, 07/01/27                                       2,000            1,858
Massachusetts State Port Authority RB
  Series 1998D
   5.00%, 07/01/28                                       3,000            2,640
                                                                        -------
                                                                          4,498
                                                                        -------

                                                         Par             Value
                                                        ------          -------
Michigan -- 3.3% (d)
Eastern Michigan University Board of
  Regents RB
   5.50%, 06/01/17                                      $2,000          $ 2,003
Wayne County, Michigan Community
  College Improvement GO
   5.50%, 07/01/19                                       1,000              980
                                                                        -------
                                                                          2,983
                                                                        -------
Mississippi -- 2.5% (d)
Mississippi Hospital Equipment &
  Facilities Authority RB (Mississippi
  Baptist Medical Center)
   6.00%, 05/01/13                                       2,150            2,233
                                                                        -------
Nebraska -- 3.1% (d)
Nebraska Public Energy Agency Gas
  Supply RB (Nebraska Public Gas Agency
  Project) Series 1998C
   4.00%, 09/01/07                                       3,000            2,828
                                                                        -------
New York -- 12.9%
Long Island, New York Power Authority
  Electric System RB Series 1998A (d)
   5.13%, 12/01/22                                       1,500            1,380
New York City, New York Municipal
  Finance Authority Water & Sewer
  System RB Series 1997A
   5.13%, 06/15/21                                       2,500            2,300
New York City, New York Municipal
  Finance Authority Water & Sewer
  System RB Series 1998A (d)
   4.75%, 06/15/31                                       3,000            2,509
New York City, New York Transitional
  Finance Authority Future Tax RB
  Series 1999B (d)
   4.75%, 11/01/23                                       4,000            3,415
New York State GO Refunding Bonds
  Series 1996A
   5.30%, 07/15/15                                       2,000            1,955
                                                                        -------
                                                                         11,559
                                                                        -------
North Carolina -- 1.8%
North Carolina Medical Care
  Community Health Care Facilities RB
  (Carolina Medi Corp. Project)
   5.25%, 05/01/21                                       1,750            1,636
                                                                        -------

                                                          Par            Value
                                                        ------          -------
Pennsylvania -- 9.1%
Pennsylvania State Higher Education
  Facilities Authority RB (University of
  Pennsylvania Health Services)
  Series 1996A
   5.75%, 01/01/17                                      $2,000          $ 1,935
Pennsylvania Turnpike Commision Oil
  Franchise Tax RB Series 1998A (d)
   4.75%, 12/01/27                                       3,000            2,546
Philadelphia, Pennsylvania GO (d)
   4.75%, 03/15/17                                       2,500            2,247
Seneca Valley, Pennsylvania School
  District GO Refunding Bonds
  Series 1998AA (d)
   5.15%, 02/15/20                                       1,500            1,408
                                                                        -------
                                                                          8,136
                                                                        -------
Rhode Island -- 1.1%
Rhode Island Housing & Mortgage
  Finance Corp. Homeownership
  Opportunity RB Series 10A
   6.50%, 10/01/22                                       1,000            1,031
                                                                        -------
Texas -- 16.1%
Austin, Texas Utilities System Revenue
  Refunding Bonds (d)
   5.13%, 11/15/16                                       3,000            2,839
Brazos River, Texas River Authority RB
  (Houston Industries Project) (d)
   5.13%, 05/01/19                                       1,750            1,623
Conroe, Texas Independent School
  District GO Refunding Bonds (d)
   5.25%, 02/15/21                                       1,000              945
Elgin, Texas Independent School District
  GO Refunding Bonds (d)
   5.25%, 10/01/24                                       2,000            1,875
Houston, Texas Higher Education
  Financing Corp. RB (Rice University)
  Series 1999A
   5.38%, 11/15/29                                       3,500            3,325
Texas Southern University Revenue
  Refunding Bond Series 1998A-1 (d)
   4.75%, 11/01/17                                       1,545            1,358
Texas State Coastal Water Authority
  Contract RB (City of Houston
  Projects) (d)
   5.00%, 12/15/25                                       2,000            1,777

SCHWAB LONG-TERM TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (IN THOUSANDS) (CONTINUED)
August 31, 1999

                                                         Par             Value
                                                        ------          -------
University of Texas Revenue Unrefunded
  Balance RB Series 1991B
   6.75%, 08/15/13                                      $  680          $   716
                                                                        -------
                                                                         14,458
                                                                        -------
Utah -- 2.0% (d)
Utah State HFA S/F Mortgage RB
  Series 1998E-1
   5.38%, 07/01/18                                       1,875            1,798
                                                                        -------
Virginia -- 2.2%
Virginia State Public Building Authority
  Public Facilities RB Series 1997A
   5.50%, 08/01/16                                       2,000            1,993
                                                                        -------
Washington -- 7.9%
Clark County, Washington School
  District #117 Camas GO (d)
   5.50%, 12/01/17                                       3,000            2,959
King County, Washington Lease RB
  (King Street Center Project) (d)
   5.13%, 06/01/17                                       1,000              940
King County, Washington School
  District No. 415 GO Refunding Bonds
  Series 1993A
   5.55%, 12/01/11                                         500              513
Washington State GO Series 1998A
   4.75%, 07/01/20                                       1,000              871
Washington State Health Care Facilities
  Authority RB (Swedish Health System) (d)
   5.13%, 11/15/18                                       2,000            1,853
                                                                        -------
                                                                          7,136
                                                                        -------
Wisconsin -- 1.1% (d)
Wisconsin State Health & Education
  Facilities Authority RB (Medical College
  of Wisconsin Project)
   5.50%, 03/01/17                                       1,000              990
                                                                        -------
TOTAL MUNICIPAL BONDS
  (Cost $91,553)                                                         87,704
                                                                        -------

                                                          Par            Value
                                                        ------          -------
VARIABLE RATE OBLIGATIONS -- 1.1% (B) (D)
California -- 0.6%
California Pollution Control Financing
  Authority RB (Southern California
  Edison) Series 1986D
   2.60%, 09/01/99                                      $  500          $  500
                                                                        -------
New York -- 0.5%
Long Island, New York Power Authority
  Electric System Subordinated RB
   2.70%, 09/01/99                                         400              400
                                                                        -------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $900)                                                               900
                                                                        -------
                                                        Shares
                                                        ------
OTHER INVESTMENT COMPANIES -- 0.0% (C)
Provident Institutional Funds -
  Muni Fund Portfolio
   2.83%                                                     6                6
                                                                        -------
TOTAL OTHER INVESTMENT COMPANIES
  (Cost $6)                                                                   6
                                                                        -------
TOTAL INVESTMENTS -- 98.6%
  (Cost $92,459)                                                         88,610
                                                                        -------
OTHER ASSETS AND LIABILITIES-- 1.4%
   Other assets                                                           1,393
   Liabilities                                                             (155)
                                                                        -------
                                                                          1,238
                                                                        -------
TOTAL NET ASSETS-- 100.0%                                               $89,848
                                                                        =======

SEE ACCOMPANYING NOTES TO SCHEDULES OF INVESTMENTS AND NOTES TO FINANCIAL STATEMENTS.

NOTES TO SCHEDULES OF INVESTMENTS
August 31, 1999

(a) Interest rates represent coupon rate of security.

(b) Variable rate obligations -- Interest rates vary periodically based on current market rates. Rates shown are the effective rates as of the report date. Dates shown represent the later of the demand date or next interest rate change date. For variable rate obligations without demand features, the next interest reset date is shown. All dates shown are considered the maturity date for financial reporting purposes.

(c) Rate shown is the yield as of the report date.

(d) Security has one or more third party credit enhancements.



PORTFOLIO ABBREVIATIONS
COP         Certificates of Participation
GO          General Obligation
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDRB        Industrial Development Revenue Bond
RB          Revenue Bond
S/F         Single-Family

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF ASSETS AND LIABILITIES (in thousands)
August 31, 1999

                                                                              Schwab          Schwab
                                                                        Short/Intermediate   Long-Term
                                                                             Tax-Free        Tax-Free
                                                                             Bond Fund       Bond Fund
                                                                        -------------------  ---------
Assets
Investments, at value (Cost: $86,604, $92,459, respectively)                   $85,860        $88,610
Receivables:
   Interest                                                                      1,239          1,332
   Fund shares sold                                                                 --              4
Prepaid expenses                                                                    15             57
                                                                               -------        -------
     Total assets                                                               87,114         90,003
                                                                               -------        -------
Liabilities
Payables:
   Dividends                                                                        56             73
   Fund shares redeemed                                                             38             29
   Investment advisory and administration fees                                       2             --
   Transfer agency and shareholder service fees                                      4              4
Other liabilities                                                                   46             49
                                                                               -------        -------
     Total liabilities                                                             146            155
                                                                               -------        -------
Net assets applicable to outstanding shares                                    $86,968        $89,848
                                                                               =======        =======
Net assets consist of:
Paid-in capital                                                                $88,133        $93,851
Distributions in excess of net investment income                                   (16)           (26)
Accumulated net realized loss on investments sold                                 (405)          (128)
Net unrealized depreciation on investments                                        (744)        (3,849)
                                                                               -------        -------
                                                                               $86,968        $89,848
                                                                               =======        =======
Pricing of Shares
Outstanding shares, $0.00001 par value (unlimited shares authorized)             8,653          8,884
Net asset value, offering and redemption price per share                        $10.05         $10.11


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (in thousands)
For the year ended August 31, 1999

                                                                    Schwab           Schwab
                                                              Short/Intermediate    Long-Term
                                                                   Tax-Free         Tax-Free
                                                                   Bond Fund        Bond Fund
                                                              ------------------    ---------
Interest income                                                    $ 3,463          $ 4,529
                                                                   -------          -------
Expenses:
   Investment advisory and administration fees                         326              366
   Transfer agency and shareholder service fees                        199              223
   Custodian and portfolio accounting fees                              55               62
   Registration fees                                                     9               14
   Professional fees                                                    15               14
   Shareholder reports                                                  24               25
   Trustees' fees                                                        7               7
   Other expenses                                                       11               12
                                                                   -------          -------
                                                                       646              723
Less: expenses reduced (see Note 4)                                   (257)            (286)
                                                                   -------          -------
     Total expenses incurred by fund                                   389              437
                                                                   -------          -------
Net investment income                                                3,074            4,092
                                                                   -------          -------
Net realized gain (loss) on investments sold                            82             (120)
Net unrealized depreciation on investments                          (1,898)          (7,494)
                                                                   -------          -------
   Net loss on investments                                          (1,816)          (7,614)
                                                                   -------          -------
Increase (decrease) in net assets resulting from operations        $ 1,258          $(3,522)
                                                                   =======          =======


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (in thousands)
For the year ended August 31,

                                                                                Schwab               Schwab
                                                                          Short/Intermediate        Long-Term
                                                                          Tax-Free Bond Fund   Tax-Free Bond Fund
                                                                          ------------------   ------------------
                                                                            1999      1998       1999      1998
                                                                          --------  --------   --------  --------
Operations:
   Net investment income                                                  $  3,074  $  2,341   $  4,092  $  2,651
   Net realized gain (loss) on investments sold                                 82        54       (120)      405
   Net unrealized appreciation (depreciation) on investments                (1,898)      627     (7,494)    2,070
                                                                          --------  --------   --------  --------
  Increase (decrease) in net assets resulting from operations                1,258     3,022     (3,522)    5,126
                                                                          --------  --------   --------  --------
Distributions:
   Dividends to shareholders from net investment income (See Note 2)        (3,125)   (2,393)    (4,162)   (2,706)
   Distributions to shareholders from net realized gains                        --        --       (395)      (25)
                                                                          --------  --------   --------  --------
     Total distributions to shareholders                                    (3,125)   (2,393)    (4,557)   (2,731)
                                                                          --------  --------   --------  --------
Capital share transactions:
   Proceeds from shares sold                                                51,955    32,802     55,396    37,753
   Net asset value of shares issued in reinvestment of dividends             2,374     1,829      3,306     1,952
   Less payments for shares redeemed                                       (33,775)  (21,376)   (30,700)  (18,942)
                                                                          --------  --------   --------  --------
   Increase in net assets from capital share transactions                   20,554    13,255     28,002    20,763
                                                                          --------  --------   --------  --------
       Total increase in net assets                                         18,687    13,884     19,923    23,158

Net assets:
   Beginning of period                                                      68,281    54,397     69,925    46,767
                                                                          --------  --------   --------  --------
   End of period (including distributions in excess of net investment income and undistributed net investment income of
     ($16), $27, ($26) and $42, respectively)                             $ 86,968  $ 68,281   $ 89,848  $ 69,925
                                                                          ========  ========   ========  ========
Number of fund shares:
   Sold                                                                      5,071     3,211      5,077     3,473
   Reinvested                                                                  232       179        307       180
   Redeemed                                                                 (3,302)   (2,094)    (2,852)   (1,743)
                                                                          --------  --------   --------  --------
   Net increase in shares outstanding                                        2,001     1,296      2,532     1,910

Shares outstanding:
   Beginning of period                                                       6,652     5,356      6,352     4,442
                                                                          --------  --------   --------  --------
   End of period                                                             8,653     6,652      8,884     6,352
                                                                          ========  ========   ========  ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                Schwab Short/Intermediate Tax-Free Bond Fund

---------------------------------------------------------------------------------------------
FISCAL PERIOD ENDED 8/31                                1999    1998    1997    1996    1995
---------------------------------------------------------------------------------------------

PERSHAREDATA ($)
---------------------------------------------------------------------------------------------
Net asset value at beginning of period                  10.26   10.16   10.04   10.12    9.92
                                                       --------------------------------------
From investment operations:
   Net investment income                                 0.40    0.42    0.41    0.41    0.40
   Net realized andunrealized gain (loss)
      on investments                                    (0.21)   0.10    0.12   (0.08)   0.20
                                                       --------------------------------------
   Total from investment operations                      0.19    0.52    0.53    0.33    0.60
Less distributions:
   Dividends from net investment income                 (0.40)  (0.42)  (0.41)  (0.41)  (0.40
                                                       --------------------------------------
NET ASSET VALUE AT END OF PERIOD                        10.05   10.26   10.16   10.04   10.12
                                                       --------------------------------------
Total return (%)                                         1.86    5.17    5.40    3.32    6.23


RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets    0.49    0.49    0.49    0.49    0.49
Reductions reflected in above expense ratio              0.32    0.36    0.47    0.41    0.40
Ratio of net investment income to average net assets     3.87    3.99    4.08    4.06    4.06
Portfolio turnover rate                                     8      22      20      44      35
Net assets, end of period ($ X 1,000)                  86,968  68,281  54,397  54,132  52,504


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS

                                                        Schwab Long-Term Tax-Free Bond Fund
---------------------------------------------------------------------------------------------
 FISCAL PERIOD ENDED 8/31                               1999    1998    1997    1996    1995
---------------------------------------------------------------------------------------------

PERSHAREDATA ($)
---------------------------------------------------------------------------------------------
Net asset value at beginning of period                  11.01   10.53   10.13   10.16    9.95
                                                       --------------------------------------
From investment operations:
   Net investment income                                 0.50    0.53    0.53    0.52    0.53
   Net realized andunrealized gain (loss)
      on investments                                    (0.85)   0.48    0.40   (0.03)   0.21
                                                       --------------------------------------
   Total from investment operations                     (0.35)   1.01    0.93    0.49    0.74
Less distributions:
   Dividends from net investment income                 (0.50)  (0.53)  (0.53)  (0.52)  (0.53
   Distributions from realized gain on
      investments                                       (0.05)     --      --      --      --
                                                       --------------------------------------
   Total distributions                                  (0.55)  (0.53)  (0.53)  (0.52)  (0.53
                                                       --------------------------------------
NET ASSET VALUE AT END OF PERIOD                        10.11   11.01   10.53   10.13   10.16
                                                       --------------------------------------
Total return (%)                                        (3.34)   9.81    9.36    4.87    7.76
RATIOS/SUPPLEMENTAL DATA (%)

---------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets    0.49    0.49    0.49    0.49    0.54
Reductions reflected in above expense ratio              0.32    0.37    0.53    0.45    0.39
Ratio of net investment income to average net assets     4.59    4.76    5.09    5.06    5.40
Portfolio turnover rate                                    35      39      61      50      70
Net assets, end of period ($ X 1,000)                  89,848  69,925  46,767  43,672  41,413

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS
For the year ended August 31, 1999
(All dollar amounts are in thousands unless otherwise noted)

1.  DESCRIPTION OF THE FUNDS

The Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (the "funds") are series of Schwab Investments (the "Trust"), a no load, open-end, investment management company organized as a Massachusetts business trust on October 26, 1990 and registered under the Investment Company Act of 1940 (the "Act"), as amended.

In addition to the funds, the Trust also offers the Schwab 1000 Fund(REGISTRATION MARK), Schwab Short-Term Bond Market Index Fund, Schwab Total Bond Market Index Fund, Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab California Long-Term Tax-Free Bond Fund, and Schwab YieldPlus Fund(TRADE
MARK) (effective on 7/21/99 and commencement of operations on 10/1/99). The assets of each series are segregated and accounted for separately.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION -- Bonds and notes are generally valued at prices obtained from an independent bond-pricing service. These securities are valued at the mean between the most recent bid and asked prices, or if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are stated at amortized cost, which approximates market value.

SECURITY TRANSACTIONS, INTEREST INCOME AND REALIZED GAINS (LOSSES) -- Security transactions are accounted for on a trade date basis (date the order to buy or sell is executed). Interest income is accrued on a daily basis and includes accretion of original issue discount and amortization of market premium. For callable bonds purchased at a premium, the excess of the purchase price over the call value is amortized against interest income through the call date. If the call provision is not exercised, any remaining premium is amortized through the final maturity date. Realized gains and losses from security transactions are determined on an identified cost basis.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each fund declares a dividend daily, substantially equal to its net investment income for that day, payable monthly. Distributions from net realized capital gains, if any, are recorded on ex-dividend date, payable annually.

EXPENSES -- Expenses arising in connection with a fund are charged directly to that fund. Expenses common to all series of the Trust are generally allocated to each series in proportion to their relative net assets.

FEDERAL INCOME TAXES -- It is each fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and realized net capital gains, if any, to shareholders. Therefore, no federal income tax provision is required. Each fund is considered a separate entity for tax purposes.

Net unrealized appreciation (depreciation) at August 31, 1999, (for financial reporting and federal income tax purposes) was as follows:

                                                        Net unrealized   Appreciated    Depreciated
                                                         depreciation    securities     securities
                                                        --------------   -----------    -----------
     Schwab Short/Intermediate Tax-Free Bond Fund          $  (744)          $350         $(1,094)
     Schwab Long-Term Tax-Free Bond Fund                   $(3,849)          $891         $(4,740)

CAPITAL LOSS CARRYFORWARDS -- As of August 31, 1999, the unused capital loss carryforwards, for federal income tax purposes were as follows:

                                                     Schwab Short/Intermediate
                                                        Tax-Free Bond Fund
                                                     -------------------------
         Expiring in:
         08/31/03                                              $108
         08/31/04                                               296
                                                               ----
              Total capital loss carryforwards                 $404
                                                               ====

Under current law, net capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. At August 31, 1999, the Schwab Long-Term Tax-Free Bond Fund has deferred losses occuring between November 1, 1998 and August 31, 1999 of $128.

RECLASSIFICATIONS -- Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

On the Statement of Assets and Liabilities the following adjustments were made:

                                                                      Accumulated
                                                      Undistributed  Net Realized
                                                     Net Investment     Loss on
                                                         Income       Investments  Paid-In Capital
                                                     --------------  ------------  ---------------
     Schwab Short/Intermediate Tax-Free Bond Fund          $8            $(26)           $18
     Schwab Long-Term Tax-Free Bond Fund                   $2            $(10)           $ 8

3.  Transactions with affiliates

INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT -- The Trust has an investment advisory and administration agreement with Charles Schwab Investment Management, Inc. (the "investment adviser").

For advisory services and facilities furnished, the funds each pay an annual fee, payable monthly, of 0.41% of each fund's average daily net assets. The investment adviser has reduced a portion of its fee for the year ended August 31, 1999 (see Note 4).

TRANSFER AGENCY AND SHAREHOLDER SERVICE AGREEMENTS -- The Trust has transfer agency and shareholder service agreements with Charles Schwab & Co., Inc. ("Schwab"). For services provided under these agreements, Schwab receives an annual fee, payable monthly, of 0.05% of each fund's average daily net assets for transfer agency services and 0.20% of such assets for shareholder services.

OFFICERS AND TRUSTEES -- Certain officers and trustees of the Trust are also officers and/or directors of the investment adviser and/or Schwab. During the year ended August 31, 1999, the Trust made no direct payments to its officers or trustees who are "interested persons" within the meaning of the the Act, as amended. The funds incurred fees aggregating $14 related to the Trust's unaffiliated trustees.

INTERFUND TRANSACTIONS -- During the year ended August 31, 1999, the funds engaged in purchase and sale transactions with funds that have a common investment adviser, common trustees, and common officers. These transactions, made at current market value pursuant to Rule 17a-7 under the Act, as amended, aggregated $40,515 and $51,450 for the Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund, respectively.

4. EXPENSES REDUCED BY THE INVESTMENT ADVISER AND SCHWAB

The investment adviser and Schwab guarantee that, through at least October 31, 1999, each fund's total operating expenses will not exceed 0.49% of the fund's average daily net assets after reductions. For the purpose of this guarantee, operating expenses do not include interest expenses, extraordinary expenses and taxes.

For the year ended August 31, 1999, the total of such fees reduced by the investment adviser was $257 for the Schwab Short/Intermediate Tax-Free Bond Fund, and $286 for the Schwab Long-Term Tax-Free Bond Fund.

5.  INVESTMENT TRANSACTIONS

Purchases, sales and maturities of investment securities, other than short-term obligations, during the year ended August 31, 1999, were as follows:

                                    Schwab Short/Intermediate   Schwab Long-Term
                                       Tax-Free Bond Fund     Tax-Free Bond Fund
                                    ------------------------- ------------------
  Purchases                                  $27,814                 $64,242
  Proceeds of sales and maturities           $ 5,864                 $29,511

To the Board of Trustees and Shareholders of Schwab Short/Intermediate Tax-Free Bond Fund and
Schwab Long-Term Tax-Free Bond Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Short/Intermediate Tax-Free Bond Fund and Schwab Long-Term Tax-Free Bond Fund (two portfolios of Schwab Investments, hereafter referred to as the "Funds") at August 31, 1999, and the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, CA
October 5, 1999

Tax Designations (unaudited)

Pursuant to Section 852(b)(5)(A) of the Internal Revenue Code, the Funds hereby designate 100% of the dividends paid from net investment income for the year ended August 31, 1999 as exempt-interest dividends.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

              THIS SPACE RESERVED FOR YOUR COMMENTS AND QUESTIONS. A SCHWAB REPRESENTATIVE WILL BE HAPPY TO ASSIST YOU.

THE SCHWABFUNDS FAMILY-REGISTERED TRADEMARK-

The SchwabFunds Family includes a variety of funds to help meet your investment needs. You can diversify your portfolio in a single step with our asset allocation funds. Or you can customize your portfolio with a combination of our stock funds as well as our taxable and tax-advantaged bond and money market funds.

Please visit us at WWW.SCHWAB.COM/SCHWABFUNDS or call 800-435-4000 for a free prospectus and brochure for any of these SchwabFunds.

This report must be preceded or accompanied by a current prospectus.

METHODS FOR PLACING ORDERS
The information below outlines how Schwab brokerage account investors can place orders. If you are investing through a third-party investment provider, methods for placing orders may be different.

PHONE
Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET
www.schwab.com/schwabfunds

MAIL
Write to SchwabFunds-Registered Trademark- at:
P.O. Box 7575, San Francisco, CA 94120-7575

When selling or exchanging shares, be sure to include the signatures of at least one of the persons whose name is on the account.

IN PERSON
Visit the nearest Charles Schwab office.

SCHWAB ASSET ALLOCATION FUNDS
Schwab MarketTrack All Equity Portfolio
Schwab MarketTrack Growth Portfolio
Schwab MarketTrack Balanced Portfolio
Schwab MarketTrack Conservative Portfolio
Schwab MarketManager Growth Portfolio
Schwab MarketManager Balanced Portfolio

SCHWAB STOCK FUNDS
Schwab S&P 500 Fund
Schwab 1000 Fund-Registered Trademark-
Shwab Total Stock Market Index Fund
Schwab Analytics Fund-Registered Trademark-
Schwab Small-Cap Index Fund-Registered Trademark-
Schwab MarketManager Small Cap Portfolio
Schwab International Index Fund-Registered Trademark-
Schwab MarketManager International Portfolio

SCHWAB BOND FUNDS
Schwab YieldPlus Fund-TM-
Schwab Total Bond Market Index Fund
Schwab Short-Term Bond Market Index Fund
Schwab Long-Term Tax-Free Bond Fund
Schwab Short/Intermediate Tax-Free Bond Fund
Schwab California Long-Term Tax-Free Bond Fund
Schwab California Short/Intermediate
  Tax-Free Bond Fund

SCHWAB MONEY MARKET FUNDS
Schwab offers an array of money market funds(1) that seek high current income consistent with safety and liquidity. Choose from taxable or tax-advantaged alternatives. Many can be linked to your Schwab account to "sweep" cash balances automatically when you're between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments-Registered Trademark-.

(1) Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

   [LOGO]

   INVESTMENT ADVISER
   Charles Schwab Investment Management, Inc.
   P.O. Box 7575, San Francisco, CA 94120-7575

   DISTRIBUTOR
   Charles Schwab & Co., Inc.
   101 Montgomery Street, San Francisco, CA 94104

   This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

   -C- 1999 Charles Schwab & Co., Inc. All rights reserved.
   Member SIPC/NYSE.

   Printed on recycled paper. MKT3656-1 (10/99)